UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KNIGHTSCOPE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

305 North Mathilda Avenue
Sunnyvale, California 94085

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 2, 2026

Dear Stockholder:

We cordially invite you to attend the 2026 Annual Meeting of Stockholders of Knightscope, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, September 2, 2026, at 1:00 p.m., Pacific Time. The Annual Meeting will be held virtually via live audio webcast meetnow.global/MF6KPSW for the following purposes:

1.	To elect each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Board of Directors to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified;
2.	To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve the second amendment to the Company’s 2022 Equity Incentive Plan to increase the available number of shares of Class A Common Stock; and
4.	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

You will find important information about the matters to be voted on at the Annual Meeting in the Proxy Statement accompanying this Notice. Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. On or about July 24, 2026, we will mail our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending a full set of printed materials. Stockholders will have the ability to access the proxy materials at www.envisionreports.com/KSCP or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials and vote on the internet and by phone, or to request a printed copy may be found in the Notice. The record date for the Annual Meeting is July 15, 2026 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Your vote is important. We hope you will attend the Annual Meeting virtually. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the Annual Meeting online and cast your votes are posted at meetnow.global/MF6KPSW and can be found in this proxy statement in the section entitled “Questions and Answers about the Annual Meeting and Voting-How can I attend and vote at the Annual Meeting?”.

By Order of the Board of Directors of Knightscope, Inc.

/s/ William Santana Li
William Santana Li
Chairman, Chief Executive Officer and President Sunnyvale, California July 24, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 2, 2026 at 1:00 p.m. Pacific time.

The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year 2025 are available electronically at www.envisionreports.com/KSCP.

305 North Mathilda Avenue
Sunnyvale, California 94085
(650) 924-1025

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 2, 2026

GENERAL INFORMATION

This proxy statement is furnished to stockholders of Knightscope, Inc. (“we,” “us,” “our,” the “Company” or “Knightscope”), a Delaware corporation, in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2026 Annual Meeting of Stockholders to be held on September 2, 2026 (the “Annual Meeting”), and at any adjournment or postponement thereof. The Annual Meeting will be held at 1:00 p.m. Pacific Time in a virtual meeting format. In order to attend the Annual Meeting, you must register at www.envisionreports.com/KSCP. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

The notice of meeting, our proxy statement, and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.envisionreports.com/KSCP.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an emerging growth company until December 31, 2027, provided that, if we issue more than $1 billion in non-convertible debt before that time or if we have annual gross revenues of $1.235 billion or more in any fiscal year, we will cease to be an emerging growth company as of December 31 of that year.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at our Annual Meeting.

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board is soliciting your proxy for the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request to receive a printed copy may be found in the Notice.

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The Annual Meeting will be held on Wednesday, September 2, 2026, at 1:00 p.m., Pacific Time, online at meetnow.global/MF6KPSW. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online by visiting meetnow.global/MF6KPSW, and entering the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, or access the list of stockholders as of the close of business on the Record Date (as defined below). Only stockholders with a valid control number will be able to attend the Annual Meeting and vote and access the list of stockholders as of the close of business on the Record Date (as defined below).

We intend to mail the Notice on or about July 24, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

We will ask stockholders to vote on the following matters at the Annual Meeting:

(1)To elect each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Board to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified (“Proposal 1”);
(2)To ratify the appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);
(3)To approve the second amendment of our 2022 Equity Incentive Plan to increase the number of available shares of the Company’s Class A Common Stock by 10,000,000 shares (“Proposal 3”); and
(4)To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Who can vote?

Only stockholders of record at the close of business on the record date of July 15, 2026 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Our capital stock currently outstanding consists of our Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock”). Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date, and each share of Class B Common Stock is entitled to ten (10) votes per share as of the Record Date. Cumulative voting is not permitted. As of the Record Date, 19,856,782 shares of our Class A Common Stock and 290,095 shares of our Class B Common Stock were issued and outstanding.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for the 10 days prior to the Annual Meeting at www.envisionreports.com/KSCP. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who have logged in with their control number.

To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain the control number or otherwise vote through the broker, bank or other nominee. If you lose the control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or access the list of stockholders as of the close

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of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote and access the list of stockholders as of the close of business on the Record Date.

The Annual Meeting webcast will begin promptly at 1:00 p.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m., Pacific Time, and you should allow ample time for the check-in procedures.

What is the difference between a stockholder of record and a beneficial holder?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Annual Meeting.

Beneficial Holder

If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank or other nominee is the stockholder of record and has forwarded proxy materials to you as beneficial holder. As the beneficial holder, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares. Please follow the voting instructions provided by your broker, bank or other nominee.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the proxy card included with the materials. Finally, you can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at meetnow.global/MF6KPSW.

Beneficial Holder

If you are a beneficial holder, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from your broker, bank or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at meetnow.global/MF6KPSW. If you are a beneficial owner who does not have a control number, you may be able to gain access to the

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Annual Meeting by logging into your brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting. Please follow the voting instructions provided by your broker, bank or other nominee.

If your shares are registered directly in your name, your shares will not be voted if you do not return your proxy or vote by virtual ballot at the Annual Meeting. If your shares are held in “street name” by a bank, broker or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares. Under the applicable stock exchange rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals.

Proposals 1 and 3 are each considered a “non-routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposal 1 or Proposal 3.

Proposal 2 is considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 2. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions with respect to Proposal 2, your shares will not be voted for such proposals at the Annual Meeting.

Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number from your broker or other nominee in order to vote your shares electronically at the Annual Meeting. This ensures your shares will be voted at the meeting in the manner you desire.

The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

Multiple Holdings

If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be held virtually via audio webcast. Any stockholder can attend the Annual Meeting live online at meetnow.global/MF6KPSW. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

●	To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
●	The Annual Meeting webcast will begin promptly at 1:00 p.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m., Pacific Time, and you should allow ample time for the check-in procedures.

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●	The virtual Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at meetnow.global/MF6KPSW.
●	Assistance with questions regarding how to attend and participate via the Internet will be provided at meetnow.global/MF6KPSW on the day of the Annual Meeting.

To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain your control number or otherwise vote through the broker, trustee, bank or other holder of record. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote and access the list of stockholders as of the close of business on the Record Date.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Can I change or revoke my vote?

If you are a stockholder of record, you may change your vote at any time prior to the vote at the Annual Meeting by taking any of the following actions:

●	prior to the Annual Meeting, submitting a new proxy by internet or by phone;
●	prior to the Annual Meeting, providing a written revocation to our Corporate Secretary at 305 North Mathilda Avenue, Sunnyvale, California 94085 so that it is received by close of business on Tuesday, September 1, 2026; or
●	during the Annual Meeting, voting online at the Annual Meeting by following the instructions at meetnow.global/MF6KPSW.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee following the instructions they provided to you. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

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Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting online will not, by itself, automatically revoke your proxy.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary for any action to be taken at the Annual Meeting (other than adjournment or postponement of the Annual Meeting). A quorum exists if stockholders holding one-third (33 1/3%) of the voting power of shares of stock which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting are present in person, by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under applicable stock exchange rules.

How will my shares be voted at the Annual Meeting?

Your shares will be voted in accordance with your properly submitted instructions.

Stockholders of Record

If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the nominees named in Proposal 1 and in favor of each of Proposal 2 and Proposal 3 in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.

Beneficial Holders and Broker Non-Votes

If you are a beneficial holder and you do not provide voting instructions to your broker, bank or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under applicable stock exchange rules, these brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Proposal 1 and Proposal 3 are each considered a “non-routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposal 1 or Proposal 3.

Proposal 2 is considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 2. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions with respect to Proposal 2, your shares will not be voted for such proposals at the Annual Meeting.

Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number from your broker or other nominee in order to vote your shares electronically at the Annual Meeting. This ensures your shares will be voted at the meeting in the manner you desire.

The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.

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What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Votes Withheld / Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(1)
To elect each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Board to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified
	A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors	No effect	No	No effect
(2) To ratify the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2026	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter	Against	Yes*	We do not expect any broker non-votes in connection with this proposal*
(3) To approve the second amendment to the Company’s 2022 Equity Incentive Plan to increase the available number of shares of Class A Common Stock	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter	Against	No	No effect

*We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. A broker non-vote would have no impact on Proposal 2.

What are the recommendations of the Board?

Our Board recommends that you vote:

●	“FOR” each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to serve as a director until the 2027 annual meeting of stockholders (Proposal 1);
●	“FOR” the ratification of the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and
●	“FOR” the approval of the second amendment to our 2022 Equity Incentive Plan to increase the available number of shares of Class A Common Stock (Proposal 3).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

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Who will pay the costs of soliciting votes for the Annual Meeting?

We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.

How can I find the results of the voting after the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board currently consists of four directors and is not classified. All directors are elected at each annual meeting of stockholders and hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The four persons named below, each of whom currently serves on our Board, have been nominated by our Board for re-election until our 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board or our Board may elect to reduce its size. The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable to serve as a member of the Board if elected. Each of the nominees has consented to being named in this proxy statement.

In addition, the Board has determined that all of our directors, other than William Santana Li, our Chairman, Chief Executive Officer and President, are independent under applicable SEC and Nasdaq rules. A plurality of votes cast is necessary for the election of a director. There is no cumulative voting in the election of directors.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. The independent members of the Board commit to regularly reviewing Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Board believes the current directors have provided valuable experience and insight, along with diversity to the Board.

The Board is committed to ensuring the Board functions effectively and with appropriate diversity and expertise. We believe that a Board made up of highly qualified individuals from diverse backgrounds is important to the long-term success of our business, in addition to promoting better corporate governance and performance and effective decision-making and strategic planning. Accordingly, when considering the nomination of new directors, the Board is committed to including diversity as a factor that will be taken into consideration to ensure that the composition of the Board reflects a broad diversity of experience, profession, expertise, skill, and background. The Board does not assign a specific weight to the various factors it considers in evaluating potential new candidates to the Board, and no particular criteria is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Board considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity.

In identifying potential candidates for the Board, the directors generally rely on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and, if the Board deems appropriate, a professional search firm. By utilizing a broad variety of resources as deemed appropriate by the Board in light of the then-current mix of Board attributes and any previously identified potential candidates, the Board believes it will be able to identify, evaluate and consider a diverse range of qualified candidates. Mr. Billings, Mr. Mocny, and Mr. Torrie, each a nominee for reelection, were all recommended to our Board by our Chief Executive Officer and our Chief Financial Officer.

The directors of the Board will consider suggestions by stockholders of possible future nominees. The directors of the Board do not intend to alter the Board’s criteria for evaluating potential director candidates,

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including the criteria described above, in the case of director candidates recommended by stockholders. Stockholders may recommend individuals to the independent directors of the Board for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our capital stock for at least a year as of the date such recommendation is made, to the directors of the Board, c/o Secretary, Knightscope, Inc., 305 North Mathilda Avenue, Sunnyvale, California 94085. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Board, by following the procedures set forth below under the heading “Stockholder Proposals.”

Nominees for Election as Directors

The table below sets forth the names and biographical information of each of the directors nominated for election at the Annual Meeting.

Name	Title/Position	Age
William Santana Li	Chairman, Chief Executive Officer and President	56
William G. Billings	Director	50
Robert A. Mocny	Director	69
Melvin W. Torrie	Director	56

Director

William (“Bill”) Santana Li has served as the Company's Chairman and Chief Executive Officer (“CEO”) since April 2013 when he co-founded the Company, and its President since January 2024. Mr. Li is an American entrepreneur with over 30 years of experience from founding and leading a number of startups to working in the global automotive sector. From 1990 to 1999, Mr. Li held multiple business and technical positions at Ford Motor Company across four continents. His positions at Ford ranged from component, systems, and vehicle engineering with the Visteon, Mazda, and Lincoln brands, to business and product strategy on the U.S. youth market, India, and the emerging markets in Asia-Pacific and South America. During his time at Ford, Mr. Li also worked on the financial turnaround of Ford of Europe and was on the “Amazon” team, which established an all-new modular plant in Brazil. Mr. Li also served as Director of Mergers & Acquisitions at Ford. In 1998, Mr. Li founded and served as Chief Operating Officer of GreenLeaf LLC, a Ford Motor Company subsidiary that became the world’s second largest automotive recycler. Under his leadership, GreenLeaf grew to more than 600 employees, 20 locations worldwide, and annual sales of approximately $150 million. After successfully establishing GreenLeaf, Mr. Li was recruited by SoftBank Venture Capital to establish and serve as the President and CEO of the Model E Corporation, a newly established automobile manufacturer that focused on the “Subscribe and Drive” model in California. Mr. Li also founded Carbon Motors Corporation in 2003, a company focused on developing the world’s first purpose-built law enforcement patrol vehicle, and served as its Chairman and CEO until February 2013,. Mr. Li earned a Bachelor of Science in Electrical Engineering from Carnegie Mellon University and a Master of Business Administration from the University of Detroit Mercy. He is married to Mercedes Soria, the Company’s EVP and Chief Intelligence Officer and Chief Information Security Officer. The Board believes Mr. Li is qualified to serve as a director due to his more than 30 years of experience in various industries, his position as our Chairman and CEO, and founder of the Company.

William (“Will”) G. Billings has served as a director since February 2024. He has served as Chief Accounting Officer of Chewy, Inc. (“Chewy”) since August 2024, where he oversees Chewy’s accounting and finance operations. Mr. Billings has served as Chewy’s interim Chief Financial Officer (interim Principal

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Financial Officer) since July 2025, in addition to his role as Chief Accounting Officer and principal accounting officer. From November 2021 to July 2024, Mr. Billings served as Vice President of Finance and Chief Accounting Officer of GlobalFoundries, one of the world’s leading semiconductor manufacturers, where he oversaw global finance and accounting operations. Prior to joining GlobalFoundries, he served as Vice President of Accounting and Chief Accounting Officer of Coursera, an online course provider, from August 2021 to November 2021. Before that, Mr. Billings served as Global Corporate Controller of Airbnb, Inc., an online marketplace for lodging and tourism activities, from July 2019 to August 2021. From November 2015 to July 2019, he served as Vice President of Finance and Global Controller at World Fuel Services Corporation, an energy, commodities, and services company, and from November 2013 to October 2015, he served as Global Technical Controller of General Electric Company, a multinational energy, equipment, solutions, and services company. Mr. Billings is a certified public accountant and holds a Bachelor of Science degree in accounting from Southern University and A&M College and a Master of Business Administration degree from Rice University. The Board believes Mr. Billings is qualified to serve as a director due to his extensive experience in finance, accounting, and operations across complex, global organizations.

Robert (“Bob”) A. Mocny has served as a director since February 2024. He has been a strategic advisor to Biometrics Institute Limited since May 2020, a venture partner at Ridge Lane, LP since May 2020, a principal at Deep Water Point & Associates since May 2020, and has provided technical expertise to the Center for National Security and Immigration on immigration related legislation since June 2021. He previously served in various roles at the U.S. Department of Homeland Security (the “DHS”) from April 2001 to February 2020, most recently as the deputy director of technology and innovation at the Federal Protective Service of the DHS from October 2016 to February 2020. Prior to the DHS, Mr. Mocny served at the Immigration and Naturalization Service of the Department of Justice from December 1992 to April 2001, culminating in his role as the Special Assistant to the Deputy Commissioner from April 1998 to April 2001. Mr. Mocny has spearheaded numerous technology innovation initiatives, including office automation software programs and the development of the Secure Electronic Network for Travelers Rapid Inspection (or “SENTRI”) program, which was recognized with a Hammer Award by Vice President Al Gore and is now one of the core Trusted Traveler programs operated by DHS. Mr. Mocny holds a Bachelor of Arts in Soviet Studies from the University of California at Santa Barbara. The Board believes Mr. Mocny is qualified to serve as a director due to his significant security, law enforcement and government experience and technological expertise.

Melvin (“Mel”) W. Torrie has served as a director since February 2024. He has served as the chief executive officer, president, and chairman of the Board of Directors of Autonomous Solutions Inc. (“ASI”) since November 2000. ASI was founded in 2000 as a spinoff from Utah State University and provides technology to create fully autonomous vehicles by retrofitting existing equipment. In his role at ASI, Mr. Torrie has piloted robotic development partnerships with some of the largest vehicle manufacturers in the world. Mr. Torrie has taught at Utah State University and is a frequent keynote speaker and trainer on the topics of artificial intelligence, machine learning, autonomous vehicles, industrial robotics, and leadership. Mr. Torrie has a Bachelor of Science degree in electrical engineering and a Master of Science degree in computer science from Utah State University. The Board believes Mr. Torrie is qualified to serve as a director due to his significant experience in leadership and with technology, autonomous vehicles, and robotics.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES.

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF BPM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit Committee of our Board has appointed BPM LLP (“BPM”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and our Board is asking stockholders to ratify this selection. Stockholder approval or ratification is not required to appoint BPM; however, our Board believes that submitting the appointment of BPM to stockholders for ratification is good corporate governance. In the event that the appointment of BPM is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of BPM is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of our Company.

In selecting BPM, the Audit Committee considered several factors, including the following:

●	The Audit Committee’s and management’s assessments of BPM’s performance;
●	BPM’s independence and integrity; and
●	BPM’s fees and the quality of services provided to us.

BPM has served as our independent registered public accounting firm since 2020. To our knowledge, neither BPM nor any of its members has any direct or material indirect financial interest in Knightscope or any connection with Knightscope in any capacity other than as our independent registered public accounting firm. A representative of BPM is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table presents fees billed or to be billed, including out-of-pocket costs, by BPM for the years ended December 31, 2025 and 2024, for the audit of our consolidated financial statements and for other services provided in such years. All of these services and fees were pre-approved by the Audit Committee.

Fee Category	2025	2024
Audit Fees(1)	$683,832	$678,180
Audit-Related Fees(2)	—	—
Tax Fees(2)	—	—
All Other Fees(2)	—	—
Total Fees	$683,832	$678,180
(1)	Audit Fees included fees associated with the annual audit of our financial statements and for issuing a report thereon; the review of our periodic reports and services related to, or required by, statute or regulation, such as fees for comfort letters and consents; and assistance with and review of documents filed with the SEC.
(2)	There were no such fees during the periods presented.

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Audit Committee Pre-Approval Policy and Procedures

Under its charter, the Audit Committee is responsible for the compensation of our independent registered public accounting firm and pre-approving any audit services and permissible non-audit and tax services to be performed by our independent registered public accounting firm. In carrying out this responsibility, the Audit Committee follows the following general procedures for the preapproval of audit and non-audit services:

●	If applicable, each year the Audit Committee reviews and pre-approves a schedule of the proposed audit and non-audit services and estimated fees to be provided by the independent registered public accounting firm during the next annual audit cycle.
●	Actual amounts paid to the independent registered public accounting firm are monitored by management and reported to the Audit Committee.
●	Any audit or non-audit services proposed to be provided by the independent registered public accounting firm and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed. The authority to grant pre-approval of audit and non-audit services may be delegated to one or more designated members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting.
●	Incremental fees for previously approved audit or non-audit services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL 3 – APPROVAL OF THE SECOND AMENDMENT TO THE KNIGHTSCOPE, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE AVAILABLE SHARES OF CLASS A COMMON STOCK BY 10,000,000 SHARES

Background

The Knightscope, Inc. 2022 Equity Incentive Plan was originally adopted and approved by our stockholders effective June 23, 2022 and was subsequently amended by the First Amendment to the 2022 Plan (the “First Amendment”), which was approved by our stockholders on September 8, 2025 (as amended by the First Amendment, the “2022 Plan”). As of July 7, 2026, there were 207,301 shares of Class A Common Stock that remained available for future issuances under the 2022 Plan. Given the limited number of shares that currently remain available for grants under the 2022 Plan, the Board and management believe it is important that the second amendment to the 2022 Plan (the “Second Amendment”) be approved to allow us to continue to attract, motivate, reward and retain a talented team in a highly competitive industry. If the Second Amendment is not adopted by our stockholders, the Company will continue to operate the 2022 Plan pursuant to its current provisions, and we may be required to increase the cash component of our compensation mix, which would inhibit our ability to align our employees’ interests with the interests of our stockholders, to recruit and retain new talent, and motivate our current employees over a long-term horizon.

Equity Awards are an Important Part of Our Success and Ability to Remain Competitive in a Highly Competitive Industry. We are a Silicon Valley based, public safety innovator that builds Autonomous Security Robots and Emergency Communication Devices. We design, manufacture, and deploy our technologies to improve public safety and to protect the places people live, work, study and visit. We provide our cutting-edge capabilities, including remote monitoring capabilities, to both the private sector and to government clients including law enforcement. Our core technologies are a unique combination of autonomy, robotics, artificial intelligence and electric vehicle technology. As such, we are in a highly competitive industry and geographic location for peer talent.

The Company competes with larger companies that have greater financial resources and name recognition. The Board and management believe that the Company’s ability to remain competitive with such companies depend, in large part, on the Company’s ability to attract, retain and motivate employees, officers, consultants and non-employee directors, with equity awards being a key element underlying our ability to attract, retain and motivate such personnel. Without the ability to offer competitive equity compensation, the potential success of the Company may be limited. Importantly, the Company grants equity throughout the entire organization, which we believe is key to our long-term success.

Our Workforce Continues to Grow, with Equity Compensation Serving as an Important Means to Retaining our Growing Workforce. When we went to stockholders in 2025 for a share increase, we had approximately 80 employees, four officers and three non-employee directors eligible to receive awards under the 2022 Plan. A year later, our workforce and those eligible to receive awards under the 2022 Plan has grown to approximately 430 employees, four officers and three non-employee directors. With over a 500% increase in our employee population, the Compensation Committee believes that an increase in the 2022 Plan share reserve is necessary to continue to help us attract, retain and incentivize our employees.

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Proposed Amendment

On July 21, 2026, the Board approved the Second Amendment, subject to approval by the Company’s stockholders at the Annual Meeting, that would increase the total remaining number of shares of Class A Common Stock available for issuance under the 2022 Plan by 10,000,000 shares. After adding the shares of Class A Common Stock that remained available for future issuances under the 2022 Plan as of July 7, 2026, to the additional shares approved by the Second Amendment, 10,000,000, there will be a total of 10,207,301 shares available for future issuance under the 2022 Plan. The shares available under the 2022 Plan are in addition to the 4,022,155 shares available under the Company’s 2025 Inducement Plan (the “Inducement Plan”), adopted by the Company on December 1, 2025, and which is limited to grants that serve as a material inducement for an employee to join the Company in accordance with Rule 5635(c)(4) of the NASDAQ Listing Rules.

Under the terms of the 2022 Plan, the maximum number of shares of Class A Common Stock initially authorized to be issued under the 2022 Plan was 100,000 (pre-stock split, 5,000,000) shares plus the annual share increase to be added as of January 1st of each calendar year commencing after the date of the stockholder approval of the 2022 Plan (the “Effective Date”) and ending on (and including) January 1, 2032, equal to the lesser of (x) 5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share) and (y) an amount determined by the Compensation Committee of the Board (the “Compensation Committee”) (the “Evergreen Provision”), representing aggregate increases of 973,919 shares for 2023 through 2026 (on a post-stock split basis). The First Amendment added an additional 2,000,000 shares to the share reserve. The share reserve available for future issuance also includes (A) any shares previously authorized for issuance under the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) that on the Effective Date had not been granted under the 2016 Plan and are not subject to outstanding awards thereunder; plus (B) any shares subject to outstanding awards under the 2016 Plan or the Company’s 2014 Equity Incentive Plan (the “2014 Plan” and together with the 2016 Plan, the “Prior Plans”) as of the Effective Date that, on or after the Effective Date, cease to be subject to such awards prior to the issuance of shares thereunder, such as due to cancellation, expiration, or other termination of such awards. If the Second Amendment is not approved by the stockholders, the Company will continue to operate the 2022 Plan pursuant to its current provisions.

Summary of the Material Terms of the 2022 Plan

A summary of the material features of the 2022 Plan, as amended by the Second Amendment, is set forth below. This summary is, however, qualified in its entirety by and subject to the full text of the 2022 Plan, as proposed to be amended by the Second Amendment, which is attached as Appendix A. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given to such terms in the 2022 Plan, as proposed to be amended by the Second Amendment. If our stockholders approve the Second Amendment, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance pursuant to the Second Amendment.

Purpose. The Company has adopted the 2022 Plan to (a) attract, retain and motivate individual service providers to the Company and its related companies by providing them the opportunity to acquire an equity interest in the Company and (b) align their interests and efforts with the long-term interests of the Company’s stockholders.

Eligibility. The Company’s employees, officers, consultants and non-employee directors are eligible to receive awards under the 2022 Plan as selected by the Compensation Committee in its sole discretion. As of June 30, 2026, there were approximately 430 employees, four officers and three non-employee directors

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eligible to receive awards under the 2022 Plan if selected by the Compensation Committee. While consultants are eligible to participate in the 2022 Plan if selected by the Compensation Committee, none of our consultants have received awards under the 2022 Plan.

Authorized Shares. Subject to adjustment (as described below), the number of shares of Class A Common Stock that may be subject to awards granted under the 2022 Plan will equal 12,100,000 shares of Class A Common Stock, which represents the 100,000 shares originally reserved for issuance under the 2022 Plan (5,000,000 pre-stock split) plus the additional 2,000,000 shares added pursuant to the First Amendment plus the additional 10,000,000 requested pursuant to the Second Amendment) plus the annual share increase that has already been added or to be added as of January 1st of each calendar year commencing after Effective Date and ending on (and including) January 1, 2032, equal to the lesser of (x) 5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share) and (y) an amount determined by the Compensation Committee (which includes an increase of shares in 2023, 2024, 2025 and 2026 under the evergreen provision) plus the number of shares remaining available for future grant under the 2016 Plan as of the date of Effective Date plus any shares subject to outstanding awards under a Prior Plan, as of the Effective Date that, on or after the Effective Date, cease to be subject to such awards prior to the issuance of shares thereunder, such as due to cancellation, expiration, or other termination of such awards.

If an award lapses, expires, terminates or is canceled without the issuance of shares, the shares covered by such award will again be available for issuance under the 2022 Plan. Shares that are issued to a participant under the 2022 Plan and thereafter are forfeited to or otherwise reacquired by the Company will become available again for issuance under the 2022 Plan. Shares surrendered or withheld in payment of taxes related to an award will become available again for issuance under the 2022 Plan. If an award is settled in cash, then those shares that are either not issued under the award, or that are issued and then forfeited or reacquired under the award will remain available again for issuance under the 2022 Plan. If a participant receives dividends or dividend equivalents in respect of an award in the form of shares, those shares will not reduce the number of shares available for issuance under the 2022 Plan. Shares underlying substitute awards will not reduce the number of shares available for issuance under the 2022 Plan.

As of July 7, 2026, the fair market value of a share of Class A Common Stock was $1.80 per share.

Individual Limits. The maximum number of shares that may be issued pursuant to incentive stock options (“ISOs”) is 36,200,000, subject to adjustments in accordance with the capitalization adjustment provisions set forth in the 2022 Plan.

A participant who is a non-employee director may not receive compensation for any calendar year in excess of $750,000 (or $1,000,000 for the year in which the non-employee director is first elected or appointed to the Board, serves as the non-executive chairperson of the Board or as lead independent director, or is a member of a specially formed committee of the Board) in the aggregate, including cash payments and awards granted under the 2022 Plan.

Administration. The 2022 Plan is administered by the Compensation Committee or another committee designated by the Board (or, if the Board does not designate a committee, the Board).

The Compensation Committee has authority under the 2022 Plan to:

•	designate participants;

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•	determine the types of awards to grant, the number of shares to be covered by awards, the fair market value of the shares, whether the award carries rights to dividends or dividend equivalents, whether awards may be settled or exercised in cash, shares of common stock or other property and the terms and conditions of awards;
•	approve the forms of award agreements;
•	determine whether, to what extent and under what circumstances awards may be amended, tolled, accelerated, canceled or terminated;
•	interpret and administer the 2022 Plan and any instrument or agreement relating to, or award made under, the 2022 Plan;
•	establish rules and regulations, appoint agents and make any other determination and take any other action that it deems necessary or desirable to administer the 2022 Plan, in each case, as it deems appropriate for the proper administration of the 2022 Plan and compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations;
•	temporarily suspend the exercisability of an award if necessary or desirable for the administration of the 2022 Plan; and
•	make any other determination and take any other action deemed necessary or desirable for the administration of the 2022 Plan.

The Board or the Compensation Committee may delegate the authority to administer the 2022 Plan to different committees consisting of one or more non-employee directors, subject to certain limitations, including a limit that the such committees may not grant awards to any person then covered by Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, to the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers to grant awards under the 2022 Plan or to make any other determinations with respect to such awards; provided, however, no officer will have or obtain the authority to grant awards to him or herself or to any person then covered by Section 16 of the Exchange Act.

Types of Awards. The 2022 Plan provides for grants of stock options, stock appreciation rights (“SARs”), stock awards, restricted stock, restricted stock units (“RSUs”), performance awards and other stock-based and cash-based awards.

Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (other than a substitute award) will be determined by the Compensation Committee and may not be less than the closing price of a share of Class A Common Stock on the grant date. The Compensation Committee will determine the date after which each stock option may be exercised and the expiration date of each option, provided that no option will be exercisable more than ten years after the grant date. Options that are intended to qualify as ISOs must meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

SARs. SARs represent a contractual right to receive, in shares, an amount equal to the appreciation of one share from the grant date (unless determined otherwise by the Compensation Committee). Any SAR will be granted subject to the same terms and conditions as apply to stock options.

Stock Awards. A stock award represents an award of shares, which are not subject to vesting or forfeiture conditions at the time of grant.

Restricted Stock. Restricted stock is an award of shares that are subject to restrictions on transfer and a substantial risk of forfeiture. Restricted stock may include the right to receive dividend equivalents, which will

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be subject to the same vesting conditions and will be paid in accordance with the same terms as the underlying award to which they relate.

RSUs. RSUs represent a contractual right to receive a share (or cash, or a combination of cash and shares) at a future date, subject to specified vesting and other restrictions. RSUs may include the right to receive dividend equivalents, provided that any dividend equivalents will be subject to the same vesting conditions and will be paid in accordance with the same terms as the underlying RSUs to which they relate.

Performance Awards. Performance awards, which may be denominated in cash or shares, will be earned on the satisfaction of performance goals specified by the Compensation Committee. Performance awards may be granted in the form of performance share units or performance units. Performance awards may include the right to receive dividend equivalents, which will be subject to the same vesting and performance conditions and will be paid upon the settlement of the underlying PSUs to which they relate.

Other Stock-Based Awards. The Compensation Committee is authorized to grant other stock-based awards, which may be denominated in shares.

Other Cash-Based Awards. The Compensation Committee is authorized to grant other cash-based awards.

Adjustments. In the event the Compensation Committee determines that, as a result of any dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution or dividend to stockholders other than a normal cash dividend, or other change is the Company’s corporate or capital structure that constitutes an equity restructuring transaction (as defined in ASC Topic 718) (or any successor thereto), an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 Plan, the Compensation Committee will adjust equitably any or all of: (i) the number and type of shares or other securities that thereafter may be made the subject of awards, including the aggregate limits under the 2022 Plan; (ii) the maximum number and kind of securities issuable as ISOs; (iii) the number and type of shares or other securities subject to outstanding awards and the per share price of such securities, without any change in the aggregate price to be paid under the award; and (iv) the terms and conditions of an award that are affected by the change, in each case, as necessary to prevent the diminution or enlargement of rights under the 2022 Plan.

Termination of Service. In the event of a termination of service, unless otherwise set forth in the award agreement or otherwise determined by the Compensation Committee, the following treatment will apply:

•	for stock options and SARs, (i) any portion of the award that is not vested and exercisable on the date of the termination of service will expire on the date of such termination of service and (ii) any portion of an award that is vested an exercisable on the date of the termination of service will expire on the earliest to occur of the following: (a) if the participant’s termination of service occurs for reasons other than “cause”, “disability” or death, the date that is three months after such termination of service; (b) if the participant’s termination of service occurs due to “cause”, the date of such termination of service; (c) if the participant’s termination of service occurs due to death or “disability”, the date that is 12 months after such termination of service; (d) if the participant dies during any of the foregoing post-termination exercise periods, the date that is 12 months after death; (e) if the Compensation Committee determines during any of the foregoing post-termination exercise periods that “cause” for termination existed at the time of the participant’s termination of service, immediately on the date of determination; (f) if, during any of the foregoing periods, the Company undergoes a Change of Control and the successor or acquiring entity refuses to convert, continue, assume, substitute for or replace an equivalent award, then on the date of the consummation of the Change of Control and (g) the normal expiration date; and

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•	for all other awards, the award will cease vesting at the time of the participant’s termination of service.

Change of Control. In the event of a Change of Control (as defined in the 2022 Plan and described below), the Compensation Committee may, in its sole discretion, take any one or more of the following actions with respect to outstanding awards:

•	continuation, assumption or substitution of the award by the successor or surviving corporation (or its parent), with the continuation of the vesting restrictions and forfeiture provisions;
•	if such awards are not continued, assumed or substituted, then the awards (other than performance awards), will become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, immediately prior to the Change of Control and such awards will terminate at the effective time of the Change of Control; and
•	in the case of a performance award that are earned and outstanding as of the date of the Change of Control in which the payout level has or could be determined, such awards will be payable based on such performance pursuant to the payout schedule or the award agreement, and for any outstanding performance awards that will not be continued, assumed or substituted and for which the payout level has not been determined, such award will be payable pursuant to the terms and payout schedule under the award agreement or as otherwise permitted by Section 409A of the Code.

Notwithstanding the foregoing, the Compensation Committee, in its sole discretion, may instead provide that upon a Change of Control, without the participant’s consent, that a participant’s outstanding awards will terminate upon or immediately prior to the Change of Control, and the participant will receive in exchange for such award, cash or other property equal to the amount (if any) by which (x) the value of the per share consideration received by the holders of common stock in the Change of Control or in the case of certain transactions that do not result in direct receipt of consideration by holders of common stock, the value of the deemed per share consideration received, in each case, as determined by the Compensation Committee in its sole discretion, multiplied by the number of shares of common stock subject to awards (y) if applicable, exceeds the respective aggregate exercise price or grant price for such awards.

Under the 2022 Plan, a Change of Control is generally defined as (i) certain acquisitions of 50% or more of either (x) the number of then outstanding shares of Class A Common Stock and Class B Common Stock or (y) the total voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors, (ii) certain changes in the majority composition of our Board over a 12-month period, or (iii) the consummation of certain mergers, consolidations, asset sales or similar corporate transactions.

Amendment and Termination. The Board or the Compensation Committee may amend, alter, suspend, discontinue or terminate the 2022 Plan, subject to approval of the stockholders if required by the rules of the stock exchange on which the shares are principally traded and except to the extent prohibited by applicable law. The Compensation Committee may amend any outstanding award; however, no such Board or committee action that would materially adversely affect the rights of a holder of an outstanding award may be taken without the holder’s consent.

Prohibition on Repricing. Subject to adjustment as described above, the Compensation Committee may not, without stockholder approval, (i) reduce the exercise or grant price of an option or SAR after it is granted; (ii) cancel an option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another option or stock appreciation right, or other equity award (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar transaction); or (iii) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

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Recoupment. Awards will be subject to the requirements of (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (b) similar rules under the laws of any other jurisdiction, (c) any compensation recovery or clawback policies adopted by the Company to implement any such requirements and (d) any other compensation recovery and clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Compensation Committee in its discretion to be applicable to awards granted to a participant.

Term. The 2022 Plan will expire no later than the 10-year anniversary of the Effective Date.

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Material U.S. Federal Income Tax Consequences of Awards under the 2022 Plan

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2022 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2022 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2022 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer, the corporation’s chief financial officer and certain other current and former executive officers of the corporation.

Stock Options. A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased (determined on the date of exercise) over their exercise price, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (1) the lesser of the amount realized upon that disposition and the fair market value of those shares on the date of exercise over (2) the exercise price, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.

SARs. A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered (determined on the date of exercise) and the amount of cash paid by the Company, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.

Stock Awards. A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company (or, if applicable, the affiliate employer) as compensation

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expense, subject to the deduction limits under Section 162(m) of the Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.

A participant will not recognize taxable income at the time a RSU is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered (determined as of the date of transfer) and the amount of any cash paid by the Company, and the Company (or, if applicable, the affiliate employer) be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.

A participant who receives shares of common stock that are not subject to any restrictions under the 2022 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.

Performance Awards. A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered (determined as of the date of transfer) and the amount of cash paid by the Company, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.

Registration with the SEC

If the stockholders approve this proposal, the Company will file with the SEC, as soon as reasonably practicable after such approval, a registration statement on Form S-8 relating to the additional shares available for issuance under the 2022 Plan.

New Plan Benefits

The number of stock options or other forms of award that will be granted in the future under the 2022 Plan is not currently determinable.

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Existing Plan Benefits to Named Executive Officers and Others

The following table sets forth with respect to each named executive officer listed in the 2025 Summary Compensation Table and each group listed below (i) the number of shares of common stock issuable pursuant to stock options granted under the 2022 Plan and (ii) the number shares of common stock awarded under other awards under the 2022 Plan, in each case, since the Effective Date on June 23, 2022 through June 30, 2026 (excluding any grants that were subsequently forfeited, terminated or cancelled). The table below also includes any shares issued to new hire employees under the Inducement Plan.

Name and Position	Stock Options
William Santana Li, Chairman, Chief Executive Officer and President	1,338,440

Apoorv Dwivedi, EVP, Chief Financial Officer and Secretary	750,352

Mercedes Soria, EVP and Chief Intelligence Officer/CISO	375,250

All current executive officers as a group (4 persons)	2,828,718

All employees (other than current executive officers) as a group (approximately 76 persons)	572,548

Non-Employee Directors as a group (3 persons)	6,000

Except as set forth in the table above, no awards have been granted under the 2022 Plan over its lifetime to the following categories of persons: (i) any associates of our non-employee directors, executive officers or nominees for election or (ii) any other person who received or who is to receive 5% of such options, warrants or rights.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SECOND AMENDMENT.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2025, regarding our equity incentive plans, which consists of awards issued under our 2014 Equity Incentive Plan, 2016 Equity Incentive Plan, 2022 Plan and the Inducement Plan:

			Number of
			securities
			remaining
	Number of		available
	securities		for future
	to be issued upon	Weighted-average	issuance
	exercise of	exercise price of	under equity
	outstanding options,	outstanding options	compensation
Plan Category	warrants and rights	warrants and rights	plans (1)
Equity compensation plans approved by security holders
2014 Plan	5,180	$30.00	—
2016 Plan	63,252	$79.31	—
2022 Plan	264,244	$25.87	2,275,841
Equity compensation plans not approved by security holders
Inducement Plan (2)	—	—	5,000,000
Total	332,676	$36.10	7,275,841

(1)	Consists of 2,275,841 shares of Class A Common Stock reserved for issuance under the 2022 Plan. The number of shares of our Class A Common Stock reserved for issuance under the 2022 Plan will automatically increase each year beginning on January 1, 2023 through January 1, 2032, in an amount equal to the lesser of (x) 5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share) and (y) an amount determined by the Plan Administrator (as defined in the 2022 Plan); provided, however, that any shares that become available from any such increases in previous years that are not actually issued will continue to be available for issuances under the 2022 Plan. On October 24, 2025, an additional 2,000,000 shares of Class A Common Stock, par value of $0.001 per share was issued pursuant to the 2022 Plan. The share reserve available for future issuance will also include (A) any shares previously authorized for issuance under the Company’s 2016 Equity Incentive Plan that on the Effective Date (as defined in the 2022 Plan) had not been granted under the 2016 Equity Incentive Plan and are not subject to outstanding awards thereunder; plus (B) any shares subject to outstanding awards under the 2016 Equity Incentive Plan or the Company’s 2014 Equity Incentive Plan, as of the Effective Date that, on or after the Effective Date, cease to be subject to such awards prior to the issuance of shares thereunder, such as due to cancellation, expiration, or other termination of such awards.
(2)Consists of 5,000,000 shares of Class A Common Stock reserved for issuance under the Inducement Plan to new hires in accordance with Rule 5635(c)(4) of the NASDAQ Listing Rules

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE AUDIT COMMITTEE

William G. Billings (Chair)

Robert A. Mocny

Melvin W. Torrie

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CORPORATE GOVERNANCE

Director Independence

Nasdaq listing rules require that a majority of the Board be comprised of independent directors. The Board has determined that Mr. Billings, Mr. Mocny, and Mr. Torrie is each an “independent director” as defined under the applicable Nasdaq rules. Mr. Li is not independent due to his service as a current executive officer of the Company. The Board makes a determination regarding the independence of each director at least annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by the Nasdaq listing standards, the Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.

The Board of Directors has determined that Messrs. Billings, Mocny, and Torrie are “independent directors” under Nasdaq listing standards and SEC rules applicable to Audit Committee members and Compensation Committee members.

Board Leadership Structure and Roles in Risk Oversight

Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, our Chief Executive Officer and President serves as the Chairman of the Board and Mr. Billings serves as Lead Independent Director.

We believe this leadership structure benefits us because a combined Chief Executive Officer and Chairman role helps provide strong, unified leadership for our management team and Board. Furthermore, we believe that our customers, suppliers and other business partners have viewed our Chairman, Chief Executive Officer, and President as a visionary leader in our industry, and that having a single leader is good for our business. Accordingly, we believe a combined Chief Executive Officer and Chairman position is the best governance model for our company and our stockholders at this time.

Our Board believes the Lead Independent Director position helps maintain an appropriate level of independent checks and balances, enables independent oversight of management and encourages objective oversight of management performance, reinforcing the independence of the Board as a whole and enhancing its overall effectiveness.

Our Board believes that this leadership structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership through a combined Chief Executive Officer and Chairman, and independent oversight of our business through a Lead Independent Director position. The Chairman chairs the meetings of our Board and stockholders, with input from the non-employee independent directors, and as such, our Board believes that a person with comprehensive knowledge of our Company is in the best position to serve such role.

Our Board believes that our current leadership structure and the composition of our Board protect stockholder interests and provide independent oversight, while also providing outstanding leadership and direction for our Board and management. Aside from our Chairman, each of our other directors is “independent” under Nasdaq standards, as more fully described herein. The independent directors meet in executive sessions led by our Lead Independent Director, without management present, during each regularly scheduled Board meeting and are very active in the oversight of our Company. Our Lead Independent Director also serves as a liaison between the independent directors and the Chairman and leads discussions

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concerning our Chief Executive Officer’s performance. In addition, our Board and each committee of the Board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

Our Board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings that we periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board oversees cybersecurity and AI risk management and is supported by the Audit Committee and the Chief Information Security Officer (CISO), as well as other members of management. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Audit Committee oversees policies with respect to risk assessment and risk management, major financial risk exposures, key enterprise risk exposures, and the adequacy and effectiveness of our policies and internal controls regarding information and technology security, cybersecurity and privacy. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices, and our independent directors as a whole oversees risk management activities relating to Board composition and management succession planning. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Attendance of Directors at Annual Meetings

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. All of our four directors attended the annual meeting of stockholders in 2025.

Board and Board Committees

Our Board met five times in 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the Director served during the period in which he or she served as a director. Our independent and non-management directors meet regularly in executive session without management present.

The Board has established an Audit Committee and a Compensation Committee. Our Board may establish other committees to facilitate the management of our business from time to time. Our Board delegates various responsibilities and authority to committees as generally described below. The Board committees regularly report on their activities and actions to the full Board.

The Board does not have a standing nominating committee. The Board believes it is appropriate not to have a nominating committee at this time because the entire Board participates in the consideration of director nominees. The Board will continue to assess the necessity of a nominating committee and will establish one, if necessary, in the future. In accordance with Nasdaq rules, director nominees are selected or

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recommended for selection by directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate.

Each of the committees operates under its own written charter as adopted by our Board, each of which is available on our website, https://ir.knightscope.com/corporate-governance/ governance-overview. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this proxy statement.

The following table is a summary of our Board committee structure and members on each of our committees:

Name	Independent Director	Compensation Committee	Audit Committee
William G. Billings †	X	Chair	Chair
William Santana Li*
Robert A. Mocny	X	X	X
Melvin W. Torrie	X	X	X

† Lead Independent Director

* Chairman of the Board

Audit Committee

The members of the Audit Committee are Messrs. Billings, Mocny, and Torrie. Mr. Billings serves as the Chair of the Audit Committee. Our Board has determined that each of the directors serving on our Audit Committee is independent within the meaning of the applicable Nasdaq rules and Rule 10A-3 under the Exchange Act and meet the requirements for financial literacy under the Nasdaq rules. In addition, our Board has determined that Mr. Billings qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules.

Our Audit Committee, among other things, assists our Board with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence, and performance of the independent registered public accounting firm; and the design and implementation of our risk assessment and risk management. Among other things, our Audit Committee is responsible for:

●	reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures;
●	discussing with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements;
●	establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
●	appointing, compensating, retaining, and overseeing the work of our independent registered public accounting firm;

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●	approving audit engagement terms and fees, and all permissible non-audit engagements with the independent registered public accounting firm; and
●	reviewing and overseeing all related person transactions in accordance with our policies and procedures.

Our Audit Committee met four times in 2025.

Compensation Committee

The members of the Compensation Committee are Messrs. Billings, Mocny, and Torrie. Mr. Billings serves as the Chair of the Compensation Committee. Our Board has determined that each of the directors serving on our Compensation Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the Compensation Committee.

Our Compensation Committee, among other things, assists our Board with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. Among other things, our Compensation Committee is responsible for:

●	evaluating the performance of our Chief Executive Officer;
●	evaluating the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act);
●	reviewing and approving our overall compensation philosophy, programs, policies, and practices;
●	administering our Compensation Recovery Policy; and
●	reviewing and developing short- and long-term management succession plans.

The Compensation Committee may form and delegate responsibility to subcommittees as it deems necessary or appropriate, provided that any subcommittee must meet all applicable independence requirements.

Our Compensation Committee met two times in 2025.

Code of Conduct

We have a written code of conduct in place that applies to all our employees and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our code of conduct is available on our website at https://ir.knightscope.com/corporate-governance/governance-overview. We intend to use our website as a method of disclosing any change to, or waiver from, our code of conduct as permitted by applicable SEC and Nasdaq rules.

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Anti-Hedging and Pledging Policy - Prohibition on Short Sales, Hedging and Margin Accounts

Our Insider Trading Policy prohibits our officers, directors and all other employees from (i) engaging in short sales, (ii) transacting in publicly traded options, such as puts, calls and other derivative securities, and (iii) engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts. In addition, all of our officers and directors are prohibited from pledging, purchasing or selling our securities in margin accounts. An exception to this prohibition may be granted to pledge Company securities as collateral for a loan (not including margin debt) where the financial capacity to repay the loan without resort to the pledged securities can be clearly demonstrated.

Communications with the Board

Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing to our Secretary at 305 North Mathilda Avenue, Sunnyvale, California 94085, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls or auditing matters can be found on our website at www.knightscope.com.

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EXECUTIVE OFFICERS

The following table provides information regarding our executive officers:

Name	Title/Position	Age
William (“Bill”) Santana Li	Chairman, Chief Executive Officer, and President	56
Apoorv S. Dwivedi	EVP, Chief Financial Officer, and Secretary	45
Mercedes Soria	EVP and Chief Intelligence Officer / Chief Information Security Officer (“CISO”)	52
Aaron J. Lehnhardt	EVP and Chief Design Officer	53

Executive Officers

William (“Bill”) Santana Li. Mr. Li’s business background information is set forth under “Nominees for Election as Directors” above.

Apoorv S. Dwivedi has served as the Executive Vice President and Chief Financial Officer of the Company since January 2024, and Secretary since April 2024. Mr. Dwivedi most recently served as the Chief Financial Officer of Nxu, Inc. from January 2022 until December 2023. Prior to his CFO role at Nxu, Mr. Dwivedi served as Director of Finance for Cox Automotive from 2019 to January 2022 where he successfully ran the Manheim Logistics business. From 2018 to 2019, Mr. Dwivedi served as the Director of Presales within the finance solutions group at Workiva, and from 2010 to 2017 Mr. Dwivedi served in several corporate finance roles of increasing responsibility at the General Electric Company across both the GE Capital and GE Industrial businesses. Mr. Dwivedi began his career at ABN-AMRO, N.A. and was instrumental in building one of the first data analytics teams at Sears Holdings Company. Mr. Dwivedi earned his Bachelor of Business Administration in Finance from Loyola University – Chicago and his Master of Business Administration from Yale School of Management.

Mercedes Soria has served as our Executive Vice President and Chief Intelligence Officer since May 2013 and our CISO since April 2024, and has held roles of increasing responsibility at the Company since April 2013. Ms. Soria is a technology professional with over 15 years of experience in systems development, life cycle management, project leadership, software architecture and web applications development. Ms. Soria led IT strategy development at Carbon Motors Corporation from 2011 until 2013. From 2002 to 2010, Ms. Soria was Channel Manager and Software Development Manager for internal operations at Deloitte & Touche LLP. From 1998 to 2002, Ms. Soria worked as a software developer at Gibson Musical Instruments leading the effort to establish its online presence. Ms. Soria earned her Bachelor of Science and Master of Science degrees in Computer Science from Middle Tennessee State University with honors, as well as an Executive Master of Business Administration from Emory University. She is also a certified Six Sigma green belt professional and a member of the Society of Hispanic Professional Engineers. She is married to William Santana Li, the Company’s Chairman, Chief Executive Officer and President.

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Aaron J. Lehnhardt has served as our Chief Design Officer since November 2015. Previously, from the Company’s inception in April 2013 until November 2015, Mr. Lehnhardt served as Chief Designer of the Company. From 2002 to April 2013, Mr. Lehnhardt was the co-owner of Lehnhardt Creative LLC where he worked on advanced propulsion vehicle design, personal electronics, product design, video game design, and concept development work. From 2004 to 2011, Mr. Lehnhardt was Chief Designer at California Motors (“Calmotors”), where he led the design for various concepts for HyRider hybrid vehicles, the Calmotors 1000 horsepower hybrid super car, Terra Cruzer super off-road vehicle, multiple vehicles for the U.S. Military, and various other hybrid and electric vehicles. He was also the lead designer and partner of Ride Vehicles LLC, a sister company to Calmotors, which worked on a 3-wheeled, standup personal mobility vehicle. Mr. Lehnhardt earned his Bachelor of Fine Arts in Automotive Design from the College for Creative Studies.

Family Relationships

There are no family relationships among any of our directors and executive officers, except that William Santana Li, our Chairman, Chief Executive Officer, and President, is married to Mercedes Soria, our EVP and Chief Intelligence Officer / CISO.

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EXECUTIVE COMPENSATION

2025 Summary Compensation Table

The following table sets forth certain information with respect to total annual compensation for the years indicated for the Company’s named executive officers.

				Option	All Other
				Awards	Compensation	Total
Name and Principal Position	Year	Salary ($)	Bonus(1)	($)(2)	($)(3)	($)
William Santana Li	2025	541,539	555,000	—	2,000	1,098,539
Chairman, Chief Executive Officer and President	2024	505,000	500,000	1,218,800	1,593	2,225,393

Apoorv Dwivedi	2025	386,539	600,000	—	16,617	1,003,156
EVP, Chief Financial Officer and Secretary	2024	332,500	—	960,000	12,158	1,304,658

Mercedes Soria	2025	386,539	400,000	—	2,000	788,539
EVP and Chief Intelligence Officer/CISO	2024	350,000	—	360,000	1,593	711,593

(1)	Amounts represent annual cash incentive bonuses earned by our named executive officers based on the achievement of certain pre-established metrics, as described below in the section titled “Annual Bonuses”. For Mr. Dwivedi, the amounts also represent a one-time bonus for an aggregate gross amount of $200,000, payable in two installments (i) $100,000 in January of 2025, and (ii) $100,000 following the finalization and completion of the Company’s financial model by Mr. Dwivedi on March 31, 2025 and the Board of Director’s certification of such model.
(2)	The named executive officers did not receive grants of stock options in 2025, as further discussed below in the section titled “Long-Term Equity Incentives.” Amounts reflect the aggregate grant date fair value of stock option grants made in 2024 computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718 Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 6 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2025.
(3)	Amounts represent the incremental cost of the Company paying the employee portion of the named executive officers’ premiums for medical insurance, life insurance and short-term and long-term disability insurance.

Narrative Disclosure to 2025 Summary Compensation Table

The compensation of the Company’s named executive officers is comprised of the following principal elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives- consisting of stock options granted under the 2022 Plan. These principal elements of compensation are described below.

Base Salaries

Base salary is provided as a fixed source of compensation for our named executive officers. Adjustments to base salaries are reviewed annually by the Compensation Committee and may be adjusted from time to

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time to reflect promotions or other changes in the scope of breadth of the named executive officer’s role or responsibilities, as well as to maintain market competitiveness.

In 2025, the base salaries of Mr. Li, Mr. Dwivedi and Ms. Soria were $555,000, $400,000 and $400,000, respectively.

Annual Bonuses

Annual bonuses may be awarded based on qualitative and quantitative performance standards and are designed to reward performance of our named executive officers individually. For 2025, the annual bonus was based on achievement of performance-based metrics and equal to 100% of the base salary for each of the Company’s named executive officers. During 2025, the named executive officers delivered a number of operational and strategic accomplishments that strengthened the Company’s foundation for future growth. Key achievements included (i) revenue growth and improved working-capital management, (ii) disciplined operating expense controls, (iii) continued investment in next-generation technologies and product platforms, (iv) strengthening of capital markets access and liquidity, (v) improvements to manufacturing and inventory management processes, and (vi) the implementation of enhanced financial and operational systems. Additionally, Mr. Dwivedi was granted a one-time bonus for an aggregate gross amount of $200,000, payable in two installments (i) $100,000 in January of 2025, and (ii) $100,000 following the finalization and completion of the Company’s financial model by Mr. Dwivedi on March 31, 2025 and the Board of Director’s certification of such model.

Long-Term Equity Incentives

Grants made under our 2022 Plan provide continual motivation for our officers, employees, consultants and directors to achieve our business and financial objectives, align their interests with the long-term interests of our stockholders, and provide a long-term retention incentive. While none of our named executive officers received option grants in 2025, each named executive officer held outstanding stock options as of December 31, 2025, as detailed in the “2025 Outstanding Equity Awards at Fiscal Year-End” below.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance. Our named executive officers are eligible for certain enhanced benefits under our medical insurance, life insurance and short-term and long-term disability insurance.

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2025 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding options held by our named executive officers at December 31, 2025.

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised		Option	Option
		Options (#)	Options (#)		Exercise	Expiration
Name	Grant Date	Exercisable	Unexercisable		Price ($)	Date
William Santana Li	7/12/2022	6,526	1,136	(1)(2)	152.00	7/11/2032
	7/28/2023	4,618	3,044	(1)(2)	75.50	7/27/2033
	6/11/2024	40,000	40,000	(2)(3)	15.24	6/10/2034

Apoorv Dwivedi	4/23/2024	20,000	20,000	(2)(3)	24.00	4/22/2034

Mercedes Soria	11/17/2016	3,740	—	(4)	30.00	11/17/2026
	4/22/2018	4,000	—		63.00	4/21/2028
	5/9/2019	9,999	—		62.00	5/9/2029
	2/27/2020	1,999	—		45.50	2/26/2030
	6/24/2020	699	—		45.50	6/23/2030
	7/12/2022	2,142	395	(1)(2)	152.00	7/11/2032
	7/28/2023	1,518	1,019	(1)(2)	75.50	7/27/2033
	4/23/2024	7,500	7,500	(2)(3)	24.00	4/22/2034

(1)	The stock option vests and becomes exercisable as to 25% of the shares subject to the option on the first anniversary of the grant date, and vest as to the remaining shares in equal monthly installments over the subsequent 36 months, subject to continuous service as of each vesting date.
(2)	Exercisable for shares of Class A Common Stock.
(3)	The stock option vests and becomes exercisable as to 50% of the shares subject to the option on the first anniversary of the grant date, and 50% of the shares on the second anniversary of the grant date, subject to continuous service as of each vesting date.
(4)	Exercisable for shares of Class B Common Stock, which can be subsequently converted to Class A Common Stock on a one-for-one basis.

Executive Compensation Arrangements

We have entered into employment agreements and confidential information agreements with each of our named executive officers. In June 2026, following approval by the Compensation Committee, the Company entered into amended and restated employment agreements with each of Mr. Li, Mr. Dwivedi and Ms. Soria (each, an “Employment Agreement” and collectively, the “Employment Agreements”). The Employment Agreements amend and restate in their entirety the prior employment agreements between the Company and each named executive officer. Each Employment Agreement sets forth the terms and conditions of each named executive officer’s employment with the Company, including base salary, annual bonus opportunity, and eligibility to participate in employee benefit plans.

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Each Employment Agreement provides for an annual base salary, subject to annual review by the Compensation Committee, of $610,500 for Mr. Li, $440,000 for Mr. Dwivedi and $440,000 for Ms. Soria. In addition, each named executive officer is eligible to participate in the Company’s annual cash bonus program for senior executive officers, with a target annual bonus opportunity equal to no less than 100% of his or her base salary (the “Target Bonus”). Payment of each named executive officer’s annual bonus is subject to the achievement of performance goals established by the Compensation Committee.

In order to support the creation of long-term stockholder value and incentivize retention, each Employment Agreement provides that the named executive officer is eligible to earn a series of performance-based cash awards (the “Market Capitalization Performance Awards”) upon the Company’s achievement of specified market capitalization and operational performance goals during a five-year performance period commencing on the effective date of the applicable Employment Agreement. No Market Capitalization Performance Award is earned unless both (i) the applicable market capitalization goal has been achieved (measured by both a 30-day volume-weighted average price-based market capitalization and a trailing six-month average market capitalization meeting the applicable threshold) and (ii) the corresponding operational performance goal (consisting of specified trailing twelve-month revenue and Adjusted EBITDA requirements) has been achieved. The aggregate target value of the Market Capitalization Performance Awards potentially payable to each named executive officer across all four milestones (assuming achievement of each of the $500 million, $1 billion, $2 billion and $3 billion market capitalization milestones, together with the related operational performance goals) is $65,000,000 for Mr. Li, $35,750,000 for Mr. Dwivedi and $22,750,000 for Ms. Soria. Following certification of achievement of a milestone by the Compensation Committee, the applicable award will be paid in equal quarterly installments over the twelve-month period following achievement, subject to the named executive officer’s continued service through each payment date, with acceleration of any remaining unpaid installments in the event of a termination of the named executive officer’s service by the Company without “cause” or due to death or “disability.”

Under the Employment Agreements, each named executive officer is also eligible to receive severance payments and benefits upon certain qualifying terminations. If during the period that is six months prior to, or 24 months (increased from one year in the amended and restated Employment Agreements) following, a “change in control” (the “change in control period”) (i) the Company terminates the named executive officer’s employment with the Company for other than “cause” or due to death or “disability” or (ii) the named executive officer resigns for “good reason” (each, as defined in each named executive officer’s employment agreement), the named executive officer is entitled to receive (a) 24 months base salary (payable as a lump sum and increased from 12 in the amended and restated Employment Agreements), (b) 200% of their target bonus (payable as a lump sum and increased from 100% in the amended and restated Employment Agreements) plus any earned but unpaid annual bonus for the fiscal year immediately preceding the year of termination), (c) up to 18 months of COBRA reimbursements for themselves and their eligible dependents (increased from 12 months in the amended and restated Employment Agreements), and (d) full vesting acceleration of each equity award to the extent unvested; provided that all performance goals and other vesting criteria will be deemed achieved at the greater of (x) actual achievement (if determinable) or (y) 100% of target levels, in each case unless otherwise specified in the applicable equity award agreement governing such equity award. In addition, the amended and restated Employment Agreements provide that the post-termination exercise period for any outstanding stock options held by the named executive officers following such termination during the change in control period will expire on the earlier of 18 months following the termination date and the original expiration date of the option.

If the Company terminates the named executive officer’s employment with the Company (i) for other than “cause” or due to death, or “disability” or (ii)under the terms of the amended and restated Employment Agreements, the named executive officer resigns for “good reason,” in each case, outside of a change in control period, the named executive officer is entitled to receive (a) 12 months (18 months for Mr. Li) base salary continuation (increased from 6 months in the amended and restated Employment Agreements), (b) a

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pro-rated annual bonus for the year of termination, based on actual performance and the number of days served during the fiscal year, plus any earned but unpaid bonus from the preceding fiscal year, and (c) up to 12 months of COBRA payments or reimbursements for themselves and their eligible dependents (increased from 6 months in the amended and restated Employment Agreements).

These severance payments and benefits are subject to the named executive officer executing and not revoking a separation agreement and release of claims.

Equity Award Timing Policies and Practices

We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Compensation Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.

2025 DIRECTOR COMPENSATION

For 2025, each non-employee director received an annual cash retainer of $15,000. In addition, a director serving as the chairperson of a Board of Directors committee received an additional annual retainer of $2,500, except that the chairperson of the Audit Committee received an additional annual retainer of $6,500. Each non-executive director is eligible to receive awards under the Company’s equity incentive plans as may be determined from time to time by the Board of Directors in its discretion. Mr. Li does not receive compensation for his service on the Board of Directors.

The following table summarizes the total compensation earned by each of our non-employee directors who served during 2025:

	Fees
	Earned
	or Paid in	Option
	Cash	Awards	Total
Name	($)(1)	($)(2)	($)
William G. Billings	24,000	-	24,000
Robert A. Mocny	15,000	-	15,000
Melvin W. Torrie	15,000	-	15,000

(1)	The fees presented represent the annual cash fees earned by each director.
(2)	Each of our directors who were serving on the Board of Directors as of December 31, 2025 (Mr. Billings, Mr. Mocny, and Mr. Torrie) held 2,000 stock options as of December 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets out certain information with respect to the beneficial ownership of the voting securities of the Company, as of July 7, 2026, for:

●	each person who we know beneficially owns more than 5% of any class of our voting securities;
●	each of our directors;

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●	each of our named executive officers; and
●	all of our directors and executive officers as a group.

Percentage ownership is based on 19,740,878 shares of Class A Common Stock outstanding and 290,095 shares of Class B Common Stock outstanding, in each case, as of July 7, 2026.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights, held by such person that are currently exercisable or convertible, or will become exercisable or convertible or will vest within 60 days of July 7, 2026, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

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Unless otherwise indicated, the address of all listed stockholders is c/o Knightscope, Inc., 305 North Mathilda Avenue, Sunnyvale, California 94085. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

			Class B
	Class A Common		Common
	Stock		Stock		Combined
	Beneficially		Beneficially		Voting
	Owned		Owned		Power(1)
Name of Beneficial Owner	Number	%	Number	%
5% Stockholders:
William (“Bill”) Santana Li(2)	131,386	0.7%	146,000	49.7%	7.0%
Eric J. Rose(3)	1,724,418	8.7%	—	—	7.6%
Named Executive Officers and Directors:
William (“Bill”) Santana Li(2)	131,386	0.7%	146,000	49.7%	7.0%
Mercedes Soria(2)	131,386	0.7%	146,000	49.7%	7.0%
Apoorv S. Dwivedi(4)	40,005	*	—	—	*
William G Billings(5)	2,022	*	—	—	*
Robert A. Mocny(5)	2,004	*	—	—	*
Melvin W. Torrie(5)	2,000	*	—	—	*
All current executive officers and directors as a group (7 individuals)(6)	204,224	1.0%	146,000	49.7%	7.3%

*	Represents beneficial ownership of less than 1%.
(1)	Percentage of combined voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. The holders of our Class B Common Stock are entitled to ten votes per share, and holders of our Class A Common Stock are entitled to one vote per share.
(2)	Consists of (i) 1,666 shares of Class A Common Stock; (ii) 140,000 shares of Class B Common Stock; and (iii) 93,552 shares of Class A Common Stock underlying options that are currently exercisable or exercisable within 60 days of July 7, 2026, in each case held by Mr. Li. Also consists of (iv) 2,260 shares of Class B Common Stock shares; (v) 3,740 shares of Class B Common Stock shares that are currently exercisable or exercisable within 60 days of July 7, 2026; and (vi) 36,168 shares of Class A Common Stock underlying options that are currently exercisable or exercisable within 60 days of July 7, 2026, in each case held by Ms. Soria, who is Mr. Li’s wife. The amount of securities reported as beneficially owned by the Mr. Li does not include 150,111 shares of Class A Common Stock underlying warrants over which the Mr. Li has a proxy to vote the shares, once exercised. The warrants are currently exercisable, however Mr. Li does not have the ability to exercise the warrants.

(3)	Mr. Rose serves as President, Security Force at the Company following the acquisition by the Company of Event Risk LLC pursuant to which Mr. Rose received 1,724,418 shares of the Company’s Class A Common Stock.

(4)	Includes 40,000 shares of Class A Common Stock underlying options that are currently exercisable or exercisable within 60 days of July 7, 2026.

(5)	Includes 2,000 shares of Class A Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of July 7, 2026
(6)	Includes 202,527 shares of Class A Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of July 7, 2026

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based

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solely on the Company’s review of the reports that have been filed by or on behalf of such person in this regard during the fiscal year ended December 31, 2025, all required reports were filed in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of certain transactions, arrangements and relationships in which we were a participant since January 1, 2025 and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. Certain equity, compensation, and other arrangements are described under “Executive Compensation.”

Acquisition of Event Risk, LLC (d.b.a. Knightscope Security Force)

On February 27, 2026 (the “Closing Date”), the Company entered into a Securities Purchase Agreement with Event Risk LLC, an Indiana limited liability company (“Event Risk”) and a provider of security guarding, executive protection, investigations, and risk mitigation services operating throughout the United States, and Eric Rose (together with Event Risk, the “Seller”), pursuant to which the Company acquired all of the issued and outstanding membership interests of Event Risk (the “KSF Acquisition”) for total purchase consideration of approximately $18.0 million (the “Total Consideration”), which includes the issuance to the Seller of 1,724,418 of the Company’s Class A Common Stock (the “KSF Stock Issuance”). Event Risk operates as a wholly owned subsidiary of the Company doing business as Knightscope Security Force (“KSF” or “Security Force”). As a result of the KSF Stock Issuance, Mr. Rose became a holder of more than 5% of the Company’s Class A Common Stock.

The Total Consideration for the KSF Acquisition includes deferred cash payments totaling $4.0 million payable in quarterly installments of $0.5 million from March 31, 2027 through December 31, 2028. The KSF Acquisition also includes the potential for future payment of consideration to the Seller consisting of (i) earn-out payments of up to $2.0 million tied to the Company’s 2026 revenue and gross margin percentage thresholds, (ii) cash revenue share payments which are capped at $10.0 million for the calendar years 2027 through 2031, and (iii) equity revenue share issuances which are subject to the aggregate cap of the lesser of (a) 2.5% of the fully diluted shares outstanding and (b) $3.0 million in grant date value”).

Eric Rose Employment Agreement

On the Closing Date of the KSF Acquisition, the Company entered into an employment agreement with Eric Rose. As compensation under this agreement, Mr. Rose receives an annual salary of $250,000. Mr. Rose also received a one-time stock option award of $125,000. Mr. Rose’s wife, Carey Rose, also works at the Company. Ms. Rose receives an annual salary of $175,000 and a one-time stock option award of $25,300.

Director and Officer Indemnification and Insurance

Our Amended and Restated Certificate of Incorporation and our bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware. Further, we have entered into indemnification agreements with certain of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

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Policies and Procedures for Approving Transactions with Related Persons

Our Audit Committee reviews and oversees all related person transactions in accordance with our policies and procedures, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board has not adopted a written policy or procedures governing its approval of transactions with related persons. There were no related person transactions in the fiscal year ended December 31, 2025.

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HOUSEHOLDING

We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to Knightscope, Inc., 305 North Mathilda Avenue, Sunnyvale, California 94085, Attention: Secretary, or call us at (650) 924-1025. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

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STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement in connection with our 2027 annual meeting of stockholders (the “2027 Annual Meeting”) pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than March 26, 2027, unless the date of our 2027 Annual Meeting is more than 30 days before or after September 2, 2027, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Knightscope, Inc., 305 North Mathilda Avenue, Sunnyvale, California 94085, Attention: Secretary.

For a stockholder proposal that is submitted for presentation at the 2027 Annual Meeting and is not intended to be included in our proxy statement via the process described above, or for any nomination of a director to our Board, the proxies named in the form of proxy in connection with the 2027 Annual Meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before June 8, 2027. If the date of the 2027 Annual Meeting of Stockholders is moved more than 30 days before or after September 2, 2027, the deadline is instead a reasonable time before we mail the proxy materials. For proposals (including nominations) that are properly submitted and timely filed, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal, provided that we include in our proxy statement in connection with the 2027 Annual Meeting our advice on the nature of the proposal and how we intend to exercise our voting discretion.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth above.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 5, 2027. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

At your request, we will provide you with a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 without charge. You should send your written requests to Secretary, Knightscope, Inc., 305 North Mathilda Avenue, Sunnyvale, California 94085. The exhibits to the annual report are available upon payment of charges that approximate our cost of reproduction.

You can also obtain copies of the annual report and exhibits, as well as other filings that we make with the SEC, on our website at https://ir.knightscope.com/ or on the SEC’s website at sec.gov.

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OTHER MATTERS

The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors,

/s/ William Santana Li
William Santana Li
Chairman, Chief Executive Officer and President

July 24, 2026

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ANNEX A-1

SECOND AMENDMENT TO THE

KNIGHTSCOPE, INC. 2022 EQUITY INCENTIVE PLAN

WHEREAS, Knightscope, Inc. (the “Company”) has heretofore adopted the Knightscope, Inc. 2022 Equity Incentive Plan (the “Plan”), which was approved by stockholders of the Company effective June 23, 2022, and most recently amended on September 8, 2025 at the Company’s 2025 Annual Meeting of Stockholders;

WHEREAS, the Company desires to increase the number of shares available for issuance under the Plan by an additional 10,000,000 shares; and

WHEREAS, pursuant to Section 16(a) of the Plan, the Board may amend the Plan at any time, subject to certain limitations specified therein, including that no such amendment shall be made without stockholder approval if such approval is required by applicable law.

NOW, THEREFORE, the Plan shall be amended, effective as the date on which the stockholders of the Company approve such amendment at the Company’s 2026 Annual Meeting of Stockholders, as follows:

1.	Section 4(a) is deleted and replaced with the following:

Authorized Number of Shares. Subject to adjustment as from time to time as provided in Section 14(a), the number of shares of Common Stock available for issuance under the Plan will be:

(i)12,100,000 shares (the “Fixed Share Reserve”); plus
(ii)an annual share increase to be added as of January 1st of each calendar year commencing after the Effective Date and ending on (and including) January 1, 2032, equal to the lesser of (x) 5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share) and (y) an amount determined by the Plan Administrator; provided, however, that any shares that become available from any such increases in previous years that are not actually issued will continue to be available for issuance under the Plan; plus
(iii)(A) any shares previously authorized for issuance under the Company’s 2016 Equity Incentive Plan, as amended (the “Prior 2016 Plan”), that on the Effective Date have not been granted under the Prior 2016 Plan and are not subject to outstanding awards thereunder; plus (B) any shares subject to outstanding awards under the Prior 2016 Plan or the Company’s 2014 Equity Incentive Plan, as amended (the “Prior 2014 Plan”), as of the Effective Date that, on or after the Effective Date, cease to be subject to such awards prior to the issuance of shares thereunder, such as due to cancellation, expiration, or other termination of such awards. Any shares that become available for issuance under the Plan that were originally denominated as shares of Class B Common Stock under the Prior 2014 Plan will become issuable hereunder as shares of Common Stock for an equivalent number of shares pursuant to this clause (iii). Any shares subject to outstanding awards under the Prior 2016 Plan or the Prior 2014 Plan that become available for issuance under the Plan will cease to be set aside or reserved for issuance pursuant to the Prior 2016 Plan or the Prior 2014 Plan, as applicable, effective on the date on which they cease to be subject to such awards thereunder, and will instead be set aside and reserved for issuance pursuant to Awards under the Plan (the authorized amounts in clauses (i)-(iii), the “Share Reserve”).

Shares issued under the Plan will be drawn from authorized and unissued shares or treasury shares, which may include shares subsequently reacquired by the Company.

A-1.1

2.	Except as modified herein, the remaining terms of the Plan shall remain unchanged and in full force and effect.

A-1.2

ANNEX A-2

KNIGHTSCOPE, INC.

2022 Equity Incentive Plan

1.Purpose of the Plan. The Company has adopted the 2022 Equity Incentive Plan to (a) attract, retain and motivate individual service providers to the Company and its Related Companies by providing them the opportunity to acquire an equity interest in the Company and (b) align their interests and efforts with the long-term interests of the Company’s stockholders.

2.Definitions. Capitalized terms used in the Plan have the meanings set forth in Appendix A.

3.Administration.

(a)Plan Administrator. The Plan will be administered by the Board and/or the Compensation Committee. The Compensation Committee will be composed of two or more Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and (ii) “independent” within the meaning of applicable stock exchange listing rules or rules of a similar regulatory authority applicable to the Company.

(b)Delegation. To the extent consistent with Applicable Law, the Board or the Compensation Committee may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more Directors , subject to such limitations as the Board or the Compensation Committee deems appropriate, including a limit that such committees may not grant Awards to Participants who are subject to Section 16 of the Exchange Act. Members of any such committee will serve for such term as the Board or the Compensation Committee may determine, subject to removal by the Board or the Compensation Committee at any time. To the extent consistent with Applicable Law, the Board or the Compensation Committee may authorize one or more Officers to grant Awards to designated classes of Eligible Persons or make other determinations with respect to such Awards, within prescribed limits; provided, however, that no Officer will have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Plan Administrator” will be, as applicable, to the Board, the Compensation Committee or any other committee or Officer to whom authority to administer the Plan has been delegated.

(c)Powers of Plan Administrator. The Plan Administrator will have full power and exclusive authority, subject to the terms of the Plan, Applicable Law, any delegation of authority from the Board or the Compensation Committee, and such other orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or the Compensation Committee, to:

(i)select which Eligible Persons will be granted Awards;

(ii)determine the type or types of Awards to be granted, the number of shares of Common Stock covered by each Award, the Fair Market Value of the shares, whether the Award carries rights to dividends or dividend equivalents, whether the Award is to be settled in cash, shares of Common Stock, or other property, and the other terms and conditions of each Award (including when the Award may vest, be exercised, or settled);

(iii)approve the forms of Award Agreements;

(iv)determine whether, to what extent and under what circumstances Awards may be amended, tolled, accelerated, cancelled or terminated;

A-2.1

(v)interpret and administer the Plan, any Award Agreement and any other agreements or documents related to the administration of Awards, including those provided on an Admin Portal;

(vi)establish rules, and delegate ministerial duties to the Company’s employees consistent with Applicable Law, for the proper administration of the Plan;

(vii)temporarily suspend the exercisability of an Award if the Plan Administrator deems it to be necessary or appropriate for administrative purposes, including in connection with a Change of Control; and

(viii)make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.

The Plan Administrator’s decisions, determinations and interpretations will be final, conclusive and binding on all Persons, including the Company, any Participant, any stockholder and any Eligible Person.

(d)Option Repricing Prohibited. Notwithstanding the foregoing, the Plan Administrator will not have the right, without stockholder approval, to (i) reduce the exercise or grant price of an Option or SAR after it is granted; (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, or other equity award (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar transaction); or (iii) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

4.Shares Subject to the Plan and Related Limits.

(a)Authorized Number of Shares. Subject to adjustment from time to time as provided in Section 14(a), the number of shares of Common Stock available for issuance under the Plan will be:

(i)12,100,0002 shares (the “Fixed Share Reserve”); plus

(ii)an annual share increase to be added as of January 1st of each calendar year commencing after the Effective Date and ending on (and including) January 1, 2032, equal to the lesser of (x) 5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share) and (y) an amount determined by the Plan Administrator; provided, however, that any shares that become available from any such increases in previous years that are not actually issued will continue to be available for issuance under the Plan; plus

2 Marked changes reflect the impact of the 2022 Plan Amendment if approved by stockholders at the Annual Meeting

A-2.2

(iii)(A) any shares previously authorized for issuance under the Company’s 2016 Equity Incentive Plan, as amended (the “Prior 2016 Plan”), that on the Effective Date have not been granted under the Prior 2016 Plan and are not subject to outstanding awards thereunder; plus (B) any shares subject to outstanding awards under the Prior 2016 Plan or the Company’s 2014 Equity Incentive Plan, as amended (the “Prior 2014 Plan”), as of the Effective Date that, on or after the Effective Date, cease to be subject to such awards prior to the issuance of shares thereunder, such as due to cancellation, expiration, or other termination of such awards. Any shares that become available for issuance under the Plan that were originally denominated as shares of Class B Common Stock under the Prior 2014 Plan will become issuable hereunder as shares of Common Stock for an equivalent number of shares pursuant to this clause (iii). Any shares subject to outstanding awards under the Prior 2016 Plan or the Prior 2014 Plan that become available for issuance under the Plan will cease to be set aside or reserved for issuance pursuant to the Prior 2016 Plan or the Prior 2014 Plan, as applicable, effective on the date on which they cease to be subject to such awards thereunder, and will instead be set aside and reserved for issuance pursuant to Awards under the Plan (the authorized amounts in clauses (i)-(iii), the “Share Reserve”).

Shares issued under the Plan will be drawn from authorized and unissued shares or treasury shares, which may include shares subsequently reacquired by the Company.

(b)Share Use.

(i)If (A) any Award based on shares lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, (B) shares under an Award are issued to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, (C) shares under an Award are withheld by or tendered to the Company as the payment for the purchase price of an Award or to satisfy tax withholding obligations related to an Award, or (D) an Award is settled in cash, then those shares that are either not issued under the Award, or that are issued and then forfeited or reacquired under the Award, will remain, or again become, available for issuance under the Plan.

(ii)If a Participant receives dividends or dividend equivalents in respect of an Award in the form of shares, those shares will not reduce the Share Reserve, unless expressly determined otherwise by the Plan Administrator.

(iii)The Plan Administrator may grant Substitute Awards under the Plan. Substitute Awards will not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination and previously approved by the Acquired Entity’s stockholders, then, to the extent determined by the Board or the Compensation Committee and permitted by Applicable Law, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or formula used in such acquisition or combination to determine the consideration payable to holders of securities of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and will not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and will only be made to individuals who were not employees or Directors of the Company or a Related Company prior to such acquisition or combination. In the event that the Board approves a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants. Shares subject to Substitute Awards may not be re-used under the Plan pursuant to Section 4(b)(i).

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(iv)The Plan Administrator will also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)ISO Limit. The maximum number of shares that may be issued upon the exercise of Incentive Stock Options may not exceed three times the Fixed Share Reserve, subject to adjustment as provided in Section 14(a) (the “ISO Limit”). Each increase to the Fixed Share Reserve authorized by the Board and the stockholders after the Effective Date will also result in a corresponding three times increase in this ISO Limit, unless otherwise expressly provided in the Board or stockholder resolutions approving such increase.

(d)Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, during any calendar year, no Director who is also not an employee of the Company or a Related Company may be granted Awards or cash compensation solely with respect to service as a Director that exceeds in the aggregate $750,000 in value (with the value of Awards denominated in shares computed based on the grant date fair value for such Awards in accordance with applicable financial accounting standards). The Plan Administrator may increase such limit to $1,000,000 for an individual Director who first joins the Board during the calendar year, serves as the non-executive chairperson of the Board or as lead independent Director, or is a member of a specially formed committee of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation to such non-employee Director. For purposes of the foregoing limit, Awards granted in previous calendar years will not count against the Award limits in subsequent calendar years, even if the Awards from previous calendar years are earned, vested or otherwise settled in calendar years following the calendar year in which they are granted.

5.Eligibility. The Plan Administrator may grant Awards (a) to any employee, Officer, or Director of the Company or a Related Company and (b) to any independent contractor (including consultants and advisors) who is a natural person for bona fide services rendered to the Company or any Related Company; provided, however, that the services provided by any independent contractor are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.Provisions Applicable to All Awards.

(a)Grant Date. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Plan Administrator, regardless of when the Award Agreement evidencing the Award is communicated to, received by, or accepted by the Participant.

(i)Clerical Errors. If the Plan Administrator’s records (e.g., consents, resolutions or minutes) documenting the corporate action granting the Award contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in papering the Award Agreement, the Plan Administrator’s records approving the Award will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(ii)Grants Prior to Start Date. If the Plan Administrator attempts to grant an Award effective as of a date in the future, and if the Award recipient is not in service with the Company or a Related Company as of that future date (either due to failure to commence service by that future date or a Termination of Service), then as of that future date, the Award will be deemed null, void and of no force and effect without any further action by the Plan Administrator, and the individual will have no rights, title or interests in or to the Award or the shares of Common Stock underlying the Award. To the maximum extent permitted by Applicable Law, in the case of any attempt to grant an Option or SAR as of a future date, if the Fair Market Value of the Common Stock has increased between the date of the Plan Administrator’s action to grant the Award as of a future date and that actual future date on which the Award recipient is in service with

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the Company or a Related Company, the Award will be automatically adjusted to have an exercise price equal to the higher Fair Market Value on that future date.

(b)Evidence of Awards. The Plan Administrator will document all Awards by an Award Agreement that will contain the material terms of the Award, including but not limited to any consideration to be paid to receive the Award (including the Participant’s services to the Company or a Related Company), the exercise or purchase price (if any), the vesting schedule (including any performance vesting terms), and the Company’s rights to repurchase or reacquire the shares subject to the Award.

(c)Other Governing Documents. The Plan Administrator may require a Participant, as a condition to receiving shares under the Plan, to sign any additional documentation as reasonably required by the Plan Administrator for compliance with Applicable Law and the orderly administration of the Plan.

(d)Payments for Shares and Taxes. The Plan Administrator will determine the forms of consideration a Participant may use to pay the exercise or purchase price for shares issued under Awards and any withholding taxes or other amounts due in connection with Awards. A Participant must pay all consideration due in connection with the Award (including withholding taxes) before the Company will issue the shares being acquired. The Plan Administrator may (but is not required to) permit the use of the following forms of consideration (including a combination thereof):

(i)cash or cash equivalents, including checks, wire transfers, and ACH payments;

(ii)having the Company withhold shares of Common Stock and any other consideration that would otherwise be issued under an Award (other than in respect of an Incentive Stock Option) that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company (a “Withhold to Cover”);

(iii)tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant free and clear of any liens, claims or other encumbrances that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company;

(iv)if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by Applicable Law, delivery of a properly executed agreement, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the consideration due to the Company, all in accordance with the regulations of the Federal Reserve Board; or

(v)such other consideration as the Plan Administrator may permit, to the extent permitted under Applicable Law.

If a Participant engages in a Withhold to Cover transaction or tenders shares to pay applicable tax withholding, the value of the shares so withheld or tendered may not exceed the employer’s applicable maximum required tax withholding rate or other applicable rate that is permitted under Applicable Law and does not cause adverse accounting consequences to the Company, as determined by the Plan Administrator.

(e)Vesting. Unless otherwise provided by the Plan Administrator, a Participant will cease vesting in an Award at the time of the Participant’s Termination of Service and the Participant will have no further rights, title or interest in or to the unvested portion of the Award upon the Termination of Service.

(f)Performance-Based Awards. The Plan Administrator may grant Awards subject to performance-based conditions. The Plan Administrator may choose the performance-based conditions in its sole discretion, which may be determined on a Company-wide, divisional, business unit or individual basis. The time period during which the performance-based conditions must be met is called the “Performance Period.”

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(g)Change in Service; Leaves of Absence. Subject to Applicable Law, the Company’s chief human resources officer or other person performing that function will determine the effect on Awards of a Participant’s leave of absence or change in hours of employment or service. In general, if, after the Grant Date of an Award to a Participant, the Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Related Companies is reduced (for example, and without limitation, if the Participant has a change in status from a full-time employee to a part-time employee, or if the Participant goes on a leave of absence without using paid vacation or sick days), the Company has the right in its sole discretion (and without the need to seek or obtain the consent of the affected Participant) to (i) make a corresponding reduction in the number of shares, other property or cash subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award (but only if the modification would not cause the Participant to incur penalties or additional taxation under Section 409A). If an Award is reduced, the Participant will have no right with respect to the portion of the Award that is so reduced. Notwithstanding the foregoing, any such determinations made with respect to Directors or Officers will be made by the Plan Administrator.

(h)Applicability of Award Terms to New Property. If a Participant receives new or additional shares of Common Stock, other securities, other property, or cash in respect of an Award, then those shares, securities, property, and cash will be subject to all the same terms of the Plan and the Award Agreement as applied to the underlying shares of Common Stock subject to that Award.

(i)Recoupment. Awards will be subject to the requirements of (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (b) similar rules under the laws of any other jurisdiction, (c) any compensation recovery or clawback policies adopted by the Company to implement any such requirements and (d) any other compensation recovery and clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Plan Administrator in its discretion to be applicable to Awards granted to a Participant. No recovery of compensation under such a recovery or clawback policy will be an event giving rise to a right to voluntarily terminate employment or service upon a “resignation for good reason” or for a “constructive termination” or a similar term under any plan or agreement with the Company or a Related Company.

(j)Investigations. If a Participant’s employment or service relationship with the Company or a Related Company is suspended pending an investigation of whether the Participant will be terminated for Cause, all the Participant’s rights under any Award will likewise be suspended during the period of investigation.

(k)Trading Policy and Other Restrictions. Transactions involving Awards are subject to the Company’s insider trading policy and other restrictions, terms, conditions and policies, as may be established by the Company (including the Board or the Committee) from time to time or as may be required by Applicable Law.

(l)No Obligation to Notify or Minimize Taxes. The Company and the Plan Administrator will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising the Participant’s rights under an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

(m)Dividends and Distributions. Participants may, if the Plan Administrator so determines, other than with respect to Options or SARs, be credited with dividends or dividend equivalents with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. With respect to Awards that are subject to the achievement of performance goals or other vesting terms, the dividends or dividend equivalents will accrue and be paid only to the extent the Award becomes vested or payable. The Plan Administrator may apply any restrictions to the

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dividends or dividend equivalents that the Plan Administrator deems appropriate and may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Restricted Stock Units. Notwithstanding the foregoing, the crediting of dividends or dividend equivalents must comply with or qualify for an exemption under Section 409A.

(n)Deferrals. The Plan Administrator may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Plan Administrator, in its sole discretion, will establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. Deferral of any Award or payment thereunder will comply with Applicable Law and will satisfy either the requirements for compliance with or exemption from Section 409A, as determined by the Plan Administrator prior to such deferral.

7.Options & SARs.

(a)Types of Options. The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

(b)Exercise Price. The Plan Administrator may not grant Options or SARs with an exercise price per share less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

(c)Term. The maximum term of an Option or SAR will be ten years from the Grant Date, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.

(d)Conditions to Exercise.

(i)To exercise an Option or SAR, the Participant must deliver (A) the exercise agreement or other permitted notice stating the number of shares being purchased and, if applicable, the account number or digital wallet address into which the shares should be deposited, (B) payment in full of the exercise price and any tax withholding obligations, and (C) any additional documents requested or required by the Company as a condition to exercise. The Company will not initiate the settlement on the exercise of an Option or SAR until all conditions necessary for the exercise of the Award have been satisfied (including compliance with Applicable Law), all the foregoing steps have been completed and the Company initiates the issuance of the shares in the Participant’s name.

(ii)The Plan Administrator may modify the exercise agreement form for Options and SARs, and the procedure for exercise, from time to time, including after the Grant Date of an Award, without the Participant’s consent. The Plan Administrator may restrict exercise to those times when the exercise will not violate Applicable Law or as it deems necessary or appropriate for administrative purposes.

(iii)Unless the Plan Administrator determines otherwise, an Option or SAR may be exercised only for whole shares.

(e)Effect of Termination of Service. The Plan Administrator will establish and define in the Award Agreement how an Option or SAR will be treated on a Termination of Service. Unless otherwise set forth in the Award Agreement or otherwise determined by the Plan Administrator, the following treatment will apply:

(i)Any portion of an Award that is not vested and exercisable on the date of a Participant’s Termination of Service will expire on the date of the Participant’s Termination of Service.

(ii)Any portion of an Award that is vested and exercisable on the date of a Participant’s Termination of Service will expire on the earliest to occur of the following, if not exercised by that date:

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(A) if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three months after such Termination of Service;

(B) if the Participant’s Termination of Service occurs by reason of Cause, the date of the Termination of Service;

(C) if the Participant’s Termination of Service occurs by reason of death or Disability, the date that is 12 months after such Termination of Service;

(D) if the Participant dies during any of the foregoing post-termination exercise periods, the date that is 12 months after death;

(E) if the Plan Administrator determines during any of the foregoing post-termination exercise periods that Cause for termination existed at the time of the Participant’s Termination of Service, immediately on such determination;

(F) if, during any of the foregoing periods, the Company undergoes a Change of Control and the successor or acquiring entity refuses to convert, continue, assume, substitute for or replace an equivalent Award, then on the date of the consummation of the Change of Control; and

(G) the Award Expiration Date.

(f)Extension of Exercise Period Under Limited Circumstances. If the exercise of an Award following a Participant’s Termination of Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock under the Award would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Award will terminate on the earlier of (A) the Award Expiration Date and (B) the date that is three months after the date of Termination of Service during which the exercise of the Award would not be in violation of such requirements.

8.Incentive Stock Option Limitations. The terms of an Incentive Stock Option must comply in all respects with Section 422 of the Code, each of which is incorporated by reference into the Plan. The Plan Administrator will construe the terms of any Option granted as an Incentive Stock Option within the meaning of Section 422 of the Code, and if the Option (or a portion thereof) does not meet the requirements of Section 422 of the Code, that Option (or applicable portion) will be treated as a Nonqualified Stock Option. The requirements of Section 422 include the following:

(a)ISO Granting Period. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code). For clarity, any stockholder approved amendment of the Fixed Share Reserve that also amends the ISO Limit will be deemed the adoption of a new plan for purposes of Section 422 of the Code and therefore an extension of the period in which Incentive Stock Options may be granted, unless otherwise expressly provided for in the stockholder approval of such increase.

(b)ISO Qualification. If the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000 (or such other limit established by the Code), or if the Option otherwise does not comply with the requirements under Section 422 of the Code, the Option (or the portion that does not meet the requirements of Section 422) will be treated as a Nonqualified Stock Option. Options will be taken into account in the order in which they were granted. If the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation will be applied on the basis of the order in which such Options are granted.

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(c)Eligible Employees. Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options. The Plan does not prohibit the grant of Incentive Stock Options to employees who reside or work outside of the United States.

(d)Exercise Price. Incentive Stock Options will be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (as determined under the Code, a “Ten Percent Stockholder”), will be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. Status as a Ten Percent Stockholder will be determined in accordance with Section 422 of the Code.

(e)Option Term. The maximum term of an Incentive Stock Option will not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, will not exceed five years, in each case, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.

(f)Exercisability. An Option designated as an Incentive Stock Option will cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (iii) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract (as such rule is explained in Section 422 of the Code).

(g)Taxation of Incentive Stock Options. To obtain the tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired on the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise (that is, the Participant must not Transfer the shares until at least the day after the expiration of these periods). A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant must give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of these holding periods.

(h)Code Definitions. For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” have the meanings attributed to those terms for purposes of Section 422 of the Code.

(i)Stockholder Approval. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code), Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options.

9.Stock Awards, Restricted Stock Awards and Restricted Stock Units.

(a)Grants of Stock Awards, Restricted Stock Awards and Restricted Stock Units. The Plan Administrator may grant Stock Awards, Restricted Stock Awards and Restricted Stock Units to selected Participants on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of performance goals, as the Plan Administrator may determine in its sole discretion, which terms, conditions and restrictions will be set forth in the Award Agreement.

(b)Vesting of Restricted Stock Awards and Restricted Stock Units. Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock Awards or

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Restricted Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock Awards or Restricted Stock Units, as determined by the Plan Administrator, (i) the shares covered by each Award will become freely transferable by the Participant, subject to compliance with the Company’s insider trading policy and Applicable Law, and (ii) Restricted Stock Units will be paid in shares of Common Stock or, if set forth in the Award Agreement, in cash or a combination of cash and shares of Common Stock or other securities. Unless the Plan Administrator determines otherwise, any fractional shares subject to such Awards will be paid to the Participant in cash.

10.Performance Awards.

(a)Performance Share Units. The Plan Administrator may grant Awards of Performance Share Units, designate the Participants to whom Performance Share Units are to be awarded, and determine the number of Performance Units under the Award and the other terms and conditions of each such Award. Performance Share Units will consist of units valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the Award Agreement, of such property as the Plan Administrator will determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions of such Awards. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Plan Administrator will determine in its sole discretion.

(b)Performance Units. The Plan Administrator may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units under the Award and the other terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of cash or property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals or other criteria, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Plan Administrator will determine in its sole discretion.

(c)Plan Administrator Approval. After completion of any Performance Period applicable to an Award of Performance Share Units or Performance Units and prior to payment, settlement or vesting of any such Award, the Plan Administrator will certify the extent to which any Performance Goal established under this Section 10 has been satisfied, and the amount payable as a result thereof (which may approved as a percentage of a target Award).

11.Other Stock or Cash-Based Awards. Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.

12.Tax Matters.

(a)Withholding. The Company will require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to an Award and (ii) any other amounts due from the Participant to the Company, any Related Company or any governmental authority. The Company will not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b)Section 280G. Unless otherwise set forth in a written employment, services or other agreement between the Participant and the Company or a Related Company or other Company arrangement or policy applicable to a Participant, by accepting an Award under the Plan, each Participant is agreeing that if the benefits provided for under the Award, together with any amounts otherwise payable to such Participant in

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relation to such Participant’s service with the Company, any Related Company, or any successor thereto (i) constitute “parachute payments” within the meaning of Section 280G of the Code and (ii) would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Participant’s benefits will be either (A) delivered in full or (B) delivered to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by such Participant on an after-tax basis, of the greatest amount of benefits, even if the benefits may still be taxable under Section 4999 of the Code. If clause (B) applies, the payments and benefits will be reduced by the Company in its reasonable discretion in the following order: (i) reduction of cash payments, which will occur in reverse chronological order with the cash payment owed on the latest date following the event triggering the Excise Tax being the first cash payment to be reduced; (ii) cancellation of accelerated vesting of equity awards, which will occur in the reverse order of the date of grant for the equity awards (i.e., the vesting of the most recently granted equity awards will be reduced first); and (iii) reduction of other employee benefits, which will occur in reverse chronological order with the benefit owed on the latest date following the event triggering the Excise Tax being the first benefit to be reduced. With respect to each of (i)-(iii), if any payments or benefits constitute deferred compensation subject to Section 409A, the reduction will occur first as to amounts that are not deferred. If two or more of the same type of awards are granted on the same date, the parachute payments associated with each award will be reduced on a pro-rata basis. In no event will any Participant have any discretion with respect to the ordering of payment reductions. Any determination required under this section will be made in writing by the Company’s outside legal counsel or a nationally recognized tax or accounting firm, whose determination will be conclusive and binding on each Participant and the Company for all purposes. The firm selected may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and Section 4999 of the Code. The Company and each Participant will furnish to such accounting firm information as they may reasonably request to make a determination under this section.

(c)Section 409A. The Company intends that the Plan and Awards granted under the Plan (unless otherwise expressly provided for in the Award Agreement or Plan Administrator resolutions approving the Award) are exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5) or 1.409A-1(b)(6), or otherwise. The Plan Administrator will use reasonable best efforts to interpret, operate and administer the Plan and any Award granted under the Plan in a manner consistent with this intention. However, the Plan Administrator makes no representations that Awards granted under the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

(i)If Section 409A is applicable to any Award granted under the Plan (that is, to the extent not so exempt), the Plan Administrator intends that the non-exempt Award will comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A.

(ii)If necessary for exemption from, or compliance with, Section 409A:

(A) All references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i).

(B) The Plan Administrator will treat each installment that vests or is delivered under an Award in a series of payments or installments as a separate payment for purposes of Section 409A, unless expressly set forth in the Award Agreement that each installment is not a separate payment.

(C) If the Participant is a “specified employee,” within the meaning of Section 409A, then if necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service” will not be paid to the

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Participant during such period, but will instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death, unless the amounts can be paid in another manner that complies with Section 409A.

(D) If, after the Grant Date of an Award, the Plan Administrator determines that an Award is reasonably likely to fail to be either exempt from or compliant with Section 409A, the Plan Administrator reserves the right, but will not be required, to unilaterally (and without the affected Participant’s consent) amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A. Any such amendment or modification made to avoid the imposition of adverse taxation under Section 409A will be deemed not to materially adversely impact the Participant.

13.Restrictions on Transfer of Awards and Common Stock.

(a)General. In general, any Transfer or purported Transfer of an Award or of shares of Common Stock issued under the Plan in violation of the Plan will be null and void, will have no force or effect, and the Company will not register in its records any such purported Transfer.

(b)No Transfer of Awards. A Participant may not Transfer an Award or interest in an Award other than (i) Transfers on the Participant’s death by will or by the laws of descent and distribution and (ii) Transfers of vested shares of Common Stock after any applicable restriction period has lapsed or been removed and the shares have been issued to the Participant, subject to compliance with the Company’s insider trading policy and Applicable Law. In general, during a Participant’s lifetime, only the Participant granted the Award may exercise the Award or purchase shares under the Award. The Plan Administrator may permit the Transfer of an Award or an interest in an Award other than for value if it so approves and the Transfer complies with Applicable Law, such as a Transfer to a trust if the Participant is considered the sole beneficial owner of the trust (as determined under Applicable Law) or pursuant to a court-endorsed domestic relations order in a format acceptable to the Plan Administrator. If the Plan Administrator permits Transfer of an Award, the Award will be limited by any additional terms and conditions imposed by the Plan Administrator.

14.Changes to Common Stock.

(a)Adjustments. If the Company undertakes a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution or dividend to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto) and that results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged or adjusted for a different number or kind of securities of the Company or any other company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator will make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options; (C) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid under the Award; and (D) any other terms of an Award that are affected by the change, in each case as necessary to prevent the diminution or enlargement of rights under the Plan. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments will be conclusive and binding. For clarity, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either on direct sale or on the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, outstanding Awards.

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(b)Dissolution or Liquidation. To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards will terminate immediately prior to the dissolution or liquidation of the Company. If a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the portion of the Award subject to that condition, provision or right will be forfeited immediately prior to the consummation of the dissolution or liquidation.

(c)Change of Control. The following provisions will apply to Awards in the event of a Change of Control unless otherwise provided in the Award Agreement or any other written agreement or policy between the Company or any Related Company and the Participant that applies to the Award, contingent on the closing or completion of the Change of Control:

(i)If and to the extent that the Successor Company converts, continues, assumes, substitutes for or replaces an Award (including a portion thereof), the vesting restrictions and/or forfeiture provisions applicable to such Award will not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions will continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award. If and to the extent that such Awards (including portions thereof) are not converted, continued, assumed, substituted for or replaced by the Successor Company (including in a Change of Control that is not a Company Transaction and in which Awards could not be converted, continued, assumed, substituted for or replaced), then outstanding Awards, other than Performance Shares, Performance Units or other performance-based Awards (which are separately addressed in clause (ii)), will become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, immediately prior to the Change of Control and such Awards will terminate at the effective time of the Change of Control.

For the purposes of this Section 14(c), an Award will be considered converted, continued, assumed, substituted for or replaced by the Successor Company if, following the Change of Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration will be made by the Plan Administrator, and its determination will be conclusive and binding. An Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered converted, assumed, substituted for or replaced by the Successor Company if any performance goals are materially modified without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other applicable written agreement applicable to the Award; provided, however, that a modification to such performance goals only to reflect the Successor Company’s post-Change of Control company structure will not invalidate an otherwise valid Award conversion, continuation, assumption, substitution or replacement.

(ii)All Performance Share Units, Performance Units or other performance-based Awards earned and outstanding as of the date the Change of Control is determined to have occurred and for which the payout level has or could be determined will be payable based on such performance in accordance with the payout schedule and other terms under the Award Agreement. Any outstanding Performance Shares, Performance Units or other performance-based Awards (including those subject to an outstanding Performance Period) that will not be converted, assumed, substituted for or replaced by the Successor Company and for which the payout level has not been determined will be payable in accordance with the terms and payout schedule under the Award Agreement or as otherwise permitted by Section 409A. Any

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existing deferrals or other restrictions not waived by the Plan Administrator in its sole discretion will remain in effect.

(iii)Notwithstanding the foregoing provisions of this Section 14(c), the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control, and without a Participant’s consent, that a Participant’s outstanding Awards will terminate upon or immediately prior to such Change of Control and that such Participant will receive, in exchange therefor, an amount or cash or property equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Change of Control, or, in the event the Change of Control is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Plan Administrator in its sole discretion, multiplied by the number of shares of Common Stock subject to Awards (either solely to the extent then vested and/or exercisable or whether or not then vested and/or exercisable, as determined by the Plan Administrator in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards. If in connection with the Change of Control, the Plan Administrator determines that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights thereunder, then such Award may be terminated by the Company without payment (including as to any unvested portions for which no payment will be made).

(d)General. The Plan Administrator need not take the same action with respect to all Awards or portions thereof, with respect to all Awards of the same type, or with respect to all Participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of an Award. The Plan Administrator may provide that payments may be subject to the same terms and conditions as the payment of consideration to the holders of the Common Stock in connection with the Change of Control, such as provisions related to escrows or other holdbacks. The Plan Administrator may also provide that payments will be made over time subject to substantially the same vesting schedule as the Award, including any performance-based vesting metrics that applied to the Award immediately prior to the closing of the Change of Control.

(e)Further Adjustment of Awards. Subject to Section 14(c), the Plan Administrator will have the discretion to take additional action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but will not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

(f)No Limitations. The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(g)Payment Conditions. By accepting an Award under the Plan, each Participant agrees that if an Award is to be terminated in connection with a Change of Control in exchange for a payment in cash, securities or other property, a condition to receipt of any such payment is that the Participant execute an Award termination or similar agreement providing for, among other things, (i) the Participant’s agreement and consent to (A) the amount of such consideration to be paid in respect of the Award and (B) the termination of the Award in exchange for such consideration, (ii) the Participant’s agreement to be bound by the indemnification, escrow, earn-out, holdback or similar arrangements contained in the definitive agreements relating to the Change of Control that are applicable to holders of Common Stock generally, (iii) the Participant’s agreement to keep all non-public information provided in connection with the Change of Control transaction confidential, and (iv) other customary provisions.

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(h)Fractional Shares. Except as otherwise determined by the Plan Administrator, each Award will cover only the number of full shares resulting from any adjustment under this Section 14, and any fractional shares resulting from such adjustment will be disregarded.

15.Term of the Plan. The Plan will expire no later than ten years after the Effective Date. The Plan Administrator may not grant new Awards after the expiration of the Plan or the date the Plan is otherwise terminated. Stockholders of the Company must approve the Plan and any increase in the Share Reserve (including the Fixed Share Reserve) or in the ISO Limit not later than 12 months after the Plan, or an increase to the Share Reserve or the ISO Limit, as applicable, is adopted by the Board.

16.Amendment and Termination.

(a)Plan Amendment, Suspension or Termination. The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it will deem advisable, provided that the Board must approve any amendment for which stockholder approval is required under Applicable Law. No amendment will be effective absent stockholder approval if required by Applicable Law, including any amendment that would increase the Share Reserve or the ISO Limit. Following termination of the Plan, outstanding Awards previously granted will remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions, except as otherwise provided in the event of a Change of Control.

(b)Award Amendment. The Plan Administrator may amend any Award at any time. However, the Plan Administrator may not amend an Award in a manner that materially adversely impacts the rights of the Participant holding that Award without the Participant’s written consent. A Participant will not be deemed to have been materially adversely impacted if, without the consent of the Participant, the Plan Administrator amends an Award: (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (ii) to change the terms of an Incentive Stock Option, to the extent such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (iii) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A, (iv) to correct clerical or typographical errors, or (v) to comply with other Applicable Law.

17.No Individual Rights.

(a)No individual or Participant will have any claim to be granted any Award under the Plan. The Company has no obligation for uniformity of treatment of Participants under the Plan.

(b)Nothing in the Plan or any Award will be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other service relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s Service relationship at any time, with or without Cause.

18.Conditions on Issuance of Shares.

(a)The Company will have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with Applicable Law.

(b)The Company will be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under Applicable Law, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any regulatory commission or agency the authority that the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under

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the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock under the affected Awards.

(c)As a condition to the receipt of Common Stock under the Plan, the Plan Administrator may require the Participant to (i) represent and warrant that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) undertake additional actions as necessary to comply with Applicable Law.

(d)The Company may issue shares of Common Stock on a noncertificated basis, to the extent not prohibited by Applicable Law.

(e)Unless the Plan Administrator determines otherwise, no fractional shares will be issued under the Plan, and, except as otherwise provided in the Plan, the Plan Administrator will determine the manner in which a fractional share value will be treated.

19.Indemnification.

(a)Each person who is or was a member of the Board, the Compensation Committee, or a committee of the Board or an Officer of the Company to whom authority to administer the Plan was delegated in accordance with Section 3, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person will give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

(b)The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

20.No Rights as a Stockholder. Unless otherwise provided by the Plan Administrator or in the Award Agreement or in a written employment, services or other agreement, no Participant will be deemed to be the holder of, or have any rights of a holder of, the shares of Common Stock subject to an Award unless and until the date shares that are the subject of such Award have been issued and recorded as issued in the records of the Company or those of its transfer agents or registrars. No adjustment to an Award will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 14.

21.Participants in Other Countries or Jurisdictions. The Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Plan Administrator has the authority to adopt Plan modifications, administrative procedures, subplans and the like as may be necessary or desirable to comply with provisions of the Applicable Law of other countries or jurisdictions in which the Company or any Related Company may operate or have employees.

22.No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein will require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant. No Participant will have any rights that are greater than those of a general unsecured creditor of

A-2.16

the Company. Proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

23.Successors. All obligations of the Company under the Plan with respect to Awards will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company. The Plan and the conditions of any Award will be binding on a Participant and the Participant’s estate, executor, any receiver or trustee in bankruptcy and any representative of Participant’s creditors.

24.Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision will be construed or deemed amended to conform to Applicable Law. If any such provision cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision will be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award will remain in full force and effect.

25.Choice of Law and Venue. The Plan, all Awards granted thereunder, and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

26.Legal Requirements. The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all Applicable Law.

27.Electronic Communication. Any document required to be delivered under the Plan, including under Applicable Law, may be delivered in writing or electronically. Signatures on any such document also may be electronic if permitted by the Company.

28.Effective Date. The Plan will become effective on the date the stockholders approve the Plan (the “Effective Date”).

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Appendix A

Definitions

For purposes of the Plan:

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Admin Portal” means any third-party online stock plan administration portal used to document and administer the Plan and Awards granted hereunder.

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person will be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Law” means the requirements relating to the administration of the Plan and the Awards granted hereunder under any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, the New York Stock Exchange, or the Financial Industry Regulatory Authority).

“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Share Unit, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock under the Plan, as may be designated by the Plan Administrator from time to time.

“Award Agreement” means the written, including electronic, document stating the terms of the Award. The Award Agreement is subject to the terms and conditions of the Plan.

“Award Expiration Date” means the last day of the maximum term of an Award.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in an Award Agreement or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony; (ii) such Participant’s commission of a crime involving fraud or dishonesty under the laws of the United States or any state or jurisdiction thereof that are applicable to the Participant and which crime is reasonably likely to result in material adverse effects (financial, reputational, or otherwise) on the Company or a Related Company; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company or a Related Company or material breach of any statutory duty owed to the Company or a Related Company; (iv) such Participant’s unauthorized use or disclosure of the confidential information or trade secrets of the Company or a Related Company; or (v) such Participant’s gross misconduct that is reasonably likely to result in material adverse effects on the Company or a Related Company (financial, reputational, or otherwise). The determination that a termination of the Participant’s employment or service is either for Cause or without Cause will be made by the Company’s chief human resources officer or other person performing that function or, in the case of Directors and Officers, by the Board or the Compensation Committee, in its sole discretion. Any determination by the Plan Administrator that a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect on any determination of the rights or obligations of the Company or such Participant for any other purpose.

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“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the number of then outstanding shares of Class A common stock and Class B common stock (the “Outstanding Company Common Stock”) or (ii) the total voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions will not constitute a Change of Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, (iv) any additional acquisition by an Entity then considered to own more than 50% of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; or (v) any acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

(b) a change in the composition of the Board during any one-year consecutive period such that the Directors as of the beginning of such one-year period (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Director subsequent to the beginning of the one-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of Directors who were also members of the Incumbent Board (or deemed to be pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; and provided further, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board will not be considered a member of the Incumbent Board; or

(c) the consummation of a Company Transaction.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control will be the date on which the last of such transactions is consummated.

If necessary for compliance with Section 409A, no transaction will be a Change of Control unless it is also a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5).

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code or regulation related to that section will include such section or regulation, any valid regulation issued or other official applicable guidance of general or direct applicability promulgated under such section or regulation, and any comparable provision of any future legislation, regulation or official guidance of general or direct applicability amending, supplementing or superseding such section or regulation.

“Common Stock” means the Class A common stock, par value $0.001 per share, of the Company.

“Company” means Knightscope, Inc., a Delaware corporation, or any of its successors.

“Company Transaction,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment,

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services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company;

(b) a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; or

(c) a sale, lease, exchange, exclusive license or other disposition in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the consolidated assets of the Company and its subsidiaries to a Person or Entity, excluding, however, in each case, any such transaction pursuant to which:

(i) the Entities who are the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock of the Successor Company and at least 50% of the total voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities;

(ii) no Entity (other than the Company or a Related Company, or any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, more than 50% of the outstanding shares of common stock of the Successor Company or the total voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors, unless such ownership resulted solely from ownership of securities of the Company prior to such transaction; and

(iii) individuals who were members of the Incumbent Board will immediately after the consummation of such transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction will be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board or a committee of the Board otherwise named but performing similar functions, including a subcommittee thereof.

“Director” means a member of the Board.

“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan or in an Award Agreement or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform the Participant’s material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of Directors and Officers, the Board or the Compensation Committee, each of whose determination will be conclusive and binding.

“Effective Date” has the meaning set forth in Section 28 of the Plan.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5 of the Plan.

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“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the per share fair market value of the Common Stock on any given date, determined as follows:

(a) if the principal market for the Common Stock is an established stock exchange or national market system, the closing sales price per share of the Common Stock during regular trading, or if not trading on that date (e.g., a weekend or holiday), such price on the last preceding date on which the Common Stock was traded;

(b) if the principal market for the Common Stock is not a national stock exchange or national market system, the average of the highest bid and lowest asked prices for the Common Stock as reported on a national quotation system, or if not quoted on that date, such price on the last preceding date on which the prices were quoted; or

(c) if Fair Market Value cannot be determined in a manner permitted under clauses (a) and (b), by the Plan Administrator in good faith in a manner consistent with Section 409A and 422 of the Code, as applicable.

In determining the value of a share for tax reporting purposes and such other purposes as determined by the Plan Administrator, the Plan Administrator may calculate Fair Market Value using the foregoing methods, the actual sales price in the transaction at issue (e.g., “sell to cover”), or such other value determined by the Company in good faith in a manner that complies with applicable tax laws.

“Fixed Share Reserve” has the meaning set forth in Section 4(a)(i) of the Plan.

“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards will not defer the Grant Date.

“Incentive Stock Option” or “ISO” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“ISO Limit” has the meaning set forth in Section 4(c) of the Plan.

“Nonqualified Stock Option” or “NSO” means an Option that does not qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” means a right to purchase Common Stock granted under Section 7 of the Plan. Options are either Incentive Stock Options or Nonqualified Stock Options.

“Option Term” means the maximum term of an Option as set forth in Section 7(c) of the Plan.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change of Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change of Control.”

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“Participant” means any Eligible Person to whom an Award is granted.

“Performance Period” has the meaning set forth in Section 6(f) of the Plan.

“Performance Share Unit” means an Award of units denominated in shares of Common Stock granted under Section 10 of the Plan.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 10 of the Plan.

“Person” means any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or similar entity.

“Plan” means the 2022 Equity Incentive Plan.

“Plan Administrator” has the meaning set forth in Section 3(b) of the Plan.

“Related Company” means any “parent” or “subsidiary” of the Company, as such terms are defined under Rule 405 of the Securities Act.

“Restricted Stock Award” means an Award of shares of Common Stock granted under Section 9 of the Plan, either with or without payment of a purchase price, the rights of which are subject to vesting, forfeiture or similar restrictions prescribed by the Plan Administrator.

“Restricted Stock Unit” or “RSU” means an Award denominated in units of Common Stock granted under Section 9 of the Plan that represents an unfunded, unsecured right to receive the Fair Market Value of one share of Common Stock for each unit subject to the Award in cash, Common Stock or other securities, on the date of vesting or settlement.

“Section 409A” means Section 409A of the Code.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.

“Service” means there has not been a Termination of Service with respect to a Participant.

“Share Reserve” has the meaning set forth in Section 4(a)(iii) of the Plan.

“Stock Appreciation Right” or “SAR” means a right granted under Section 7 of the Plan to receive, in cash, shares of Common Stock or other securities, (i) the Fair Market Value per share of Common Stock on the date of exercise minus the grant price per share of Common Stock subject to the SAR, multiplied by (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

“Stock Award” means an Award of shares of Common Stock granted under Section 9 of the Plan, the rights of ownership of which are not subject to vesting, forfeiture or similar restrictions prescribed by the Plan Administrator.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.

“Termination of Service,” unless the Plan Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service will be determined by the Company’s chief human resources officer or other person

A-2.22

performing that function or, with respect to Directors and Officers, by the Board or the Compensation Committee, whose determination will be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company will not be considered a Termination of Service for purposes of an Award. Unless the Plan Administrator determines otherwise, a Termination of Service will be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee Director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee Director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, will not be considered a Termination of Service.

“Transfer” means, as the context may require, (a) any sale, assignment, pledge (as collateral for a loan or as security for the performance of an obligation or for any other purpose), hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or shares issued thereunder, as applicable, (b) any transaction designed to give the stockholder essentially the same economic benefit as any of the foregoing, and (c) any verb equivalent of the foregoing.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

A-2.23

ANNEX B

B-1

01 - William Santana Li 04 - Melvin W. Torrie 02 - William G. Billings 03 - Robert A. Mocny 1UPX For Withhold For Withhold For Withhold A Proposals — The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3. 04BABC 2. Ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Approval of the second amendment to the Company’s 2022 Equity Incentive Plan to increase the number of available shares of Class A common stock. 1. Election of Directors: For Against Abstain For Against Abstain 2026 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Online Go to www.envisionreports.com/KSCP or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/KSCP Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/KSCP Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — September 2, 2026 William Santana Li and Apoorv Dwivedi, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Knightscope, Inc. to be held on September 2, 2026 or at any postponement, continuation or adjournment thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Items to be voted appear on reverse side) Knightscope, Inc. C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/KSCP The 2026 Annual Meeting of Stockholders of Knightscope, Inc. will be held on September 2, 2026 at 1:00 pm PT, virtually via the Internet at meetnow.global/MF6KPSW. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.